UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Tuesday Morning Corporation

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October 5, 2021
Dear Fellow Stockholder:
We are pleased to invite you to attend our 2021 Annual Meeting on November 16, 2021, at 8:30 a.m. (central time) to be held at the Tuesday Morning Corporate Office, 6250 Lyndon B. Johnson Freeway, Dallas, Texas 75240. At this time, our meeting is planned as an in-person meeting. If conditions require we will hold a virtual meeting following the appropriate notice. The Notice of Annual Meeting and Proxy Statement, following this letter, provides more information regarding the meeting and the business we will conduct at the Annual Meeting.
Fiscal 2021 was a very challenging year. COVID-19 caused significant distress in multiple industries, and tested the strength and resiliency of our Company over the course of the past 18 months. However, our filing of Chapter 11 and our successful emergence from bankruptcy, with repayment to all of our creditors, has only reinforced that Tuesday Morning has tenacity and perseverance in addition to an ability and a willingness to think quickly and move nimbly as we evolve in this unpredictable, ever-changing environment. We are proud of the accomplishments the entire team has made over the past year.
Our Board’s active oversight has been integral to our success in helping management navigate the challenges and impacts associated with the COVID-19 pandemic with their diverse viewpoints, financial acumen and deep industry knowledge and expertise.
We are very excited about the new chapter we have begun. This starts with our strong new leadership team. These new leaders have extensive experience and exceptional track records to return Tuesday Morning to a leader in the off-price segment. Despite near term headwinds, we see tremendous opportunity over the long term for Tuesday Morning. With our team now in place, we are focused on improving our execution of the off-price model across all areas of the organization. We have a strong brand, loyal customers, and an opportunity to grow. Thank you for your continued support, trust and investment in Tuesday Morning. We look forward to your participation at our Annual Meeting.
Attached is our Notice of Annual Meeting. YOUR VOTE IS VERY IMPORTANT TO US. Whether or not you plan to attend the Annual Meeting, we urge you to please cast your vote as soon as possible via the Internet, telephone or mail. We have chosen to furnish our proxy statement and annual report to our stockholders over the internet, electronically by email for stockholders who have previously consented to electronic delivery or who have requested to receive the proxy materials by email or, upon request, in printed form by mail. Our proxy statement will instruct you how to vote your shares. Your vote is important. Thank you for your investment in Tuesday Morning.
Sincerely,

Sherry M. Smith	Fred Hand
Chair of the Board	Chief Executive Officer

TUESDAY MORNING CORPORATION
6250 LBJ Freeway
Dallas, Texas 75240
Notice of Annual Meeting of Stockholders

To Be Held November 16, 2021
The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Tuesday Morning Corporation (the “Company”) will be held at Tuesday Morning Corporation’s Headquarters, 6250 LBJ Freeway, Dallas, Texas 75240, on November 16, 2021 at 8:30 a.m., central time. For directions to the Annual Meeting, please write to our Corporate Secretary at Tuesday Morning Corporation, 6250 LBJ Freeway, Dallas, Texas 75240. At the Annual Meeting, the Company will ask the stockholders to:
1.
Elect eight directors to the Board of Directors;

2.
Approve, on an advisory basis, the Company’s executive compensation;

3.
Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022; and

4.
Transact any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

This Notice of Annual Meeting, the Proxy Statement for the Annual Meeting and our Annual Report for fiscal 2021 are being made available to our stockholders on or about October 5, 2021 on the internet, electronically by email for stockholders who have previously consented to electronic delivery or who have requested to receive the proxy materials by email or, upon request, in printed form by mail.
Only stockholders of record at the close of business on September 21, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. If you are the beneficial owner of shares of our common stock held in “street name,” you will receive voting instructions from your broker, bank or other nominee (the stockholder of record), which will provide you with details as to how to vote these shares. Additionally, you may vote these shares in person at the Annual Meeting if you have requested and received a legal proxy from your broker, bank or other nominee giving you the right to vote the shares at the Annual Meeting, and you complete the legal proxy and present it to us at the Annual Meeting. Stockholders of record may vote over the internet, by telephone, by mail if you received a printed set of proxy materials or in person at the Annual Meeting.
Under applicable rules, if you hold your shares in street name, brokers, banks or other nominees will not have discretion to vote these shares on the election of directors and the advisory vote on executive compensation. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, bank or other nominee, these shares will not be counted in determining the outcome of these proposals at the Annual Meeting. We encourage you to provide voting instructions to your broker, bank or other nominee if you hold your shares in street name so that your voice is heard on these matters.

Thank you for your continued support of and interest in Tuesday Morning Corporation.
By Order of the Board of Directors,

Bridgett C. Zeterberg Secretary
Dallas, Texas October 5, 2021
YOUR VOTE IS IMPORTANT
Your vote is important. We urge you to review the accompanying Proxy Statement carefully and to submit your proxy as soon as possible so that your shares will be represented at the meeting.

TUESDAY MORNING CORPORATION
6250 LBJ Freeway
Dallas, Texas 75240
PROXY STATEMENT
for the
ANNUAL MEETING OF STOCKHOLDERS
to be held on
Tuesday, November 16, 2021

This Proxy Statement and the related proxy materials are being furnished to stockholders of Tuesday Morning Corporation, a Delaware corporation, on or about October 5, 2021, on the internet, electronically by email for stockholders who have previously consented to electronic delivery or who have requested to receive our proxy materials by email, or, upon request, in printed form by mail. The Board of Directors of the Company (the “Board of Directors” or the “Board”) is soliciting your proxy for use at the Annual Meeting of Stockholders to be held on November 16, 2021, at 8:30 a.m., central time, at our corporate headquarters located at 6250 LBJ Freeway, Dallas, Texas 75240, and at any and all adjournments or postponements thereof  (the “Annual Meeting”). For directions to the Annual Meeting, please write to our Corporate Secretary at Tuesday Morning Corporation, 6250 LBJ Freeway, Dallas, Texas 75240. At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders and described in more detail in this Proxy Statement.
As used in this Proxy Statement, the terms “Tuesday Morning,” “Company,” “we,” “us,” and “our” refer to Tuesday Morning Corporation.
Important Notice Regarding Internet Availability
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we may furnish proxy materials, including this Proxy Statement and the Company’s 2021 Annual Report to Stockholders, by providing access to these documents on the internet instead of mailing a printed copy of our proxy materials to our stockholders. Based on this practice, most of our stockholders receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions for accessing our proxy materials on a website referred to in the Notice and for requesting to receive printed copies of the proxy materials by mail or electronically by email.
If you would like to receive a paper or email copy of our proxy materials for our Annual Meeting or for all future meetings, please follow the instructions for requesting such materials included in the Notice. Please note that if you previously requested or consented to delivery of our proxy materials by mail or electronically via email, you did not receive the separate Notice. Instead, we sent you a full set of our proxy materials, which includes instructions for voting on the proposals described in this Proxy Statement. We believe the delivery options that we have chosen allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of such materials and reducing the environmental impact of printing and mailing paper copies.

1 | 2021 Proxy Statement

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Annual Meeting Information
Time and Date:	8:30 a.m., central time, on Tuesday, November 16, 2021
Place:	Tuesday Morning Corporation 6250 LBJ Freeway Dallas, Texas 75240
Record Date:	September 21, 2021
Voting:	Only stockholders of record at the close of business on September 21, 2021 are entitled to notice of, and to vote at, the Annual Meeting.
How to Vote:	If you are a stockholder of record, you may vote over the internet, by telephone, by mail if you received a printed set of proxy materials or in person at the Annual Meeting. If you are a beneficial owner of shares of our common stock held in “street name,” you may vote in accordance with the instructions you receive from your broker, bank or other nominee (the stockholder of record).
Attending the Annual Meeting:
All stockholders as of the close of business on the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in “street name” through a broker, bank or other nominee, you will need to bring either (i) a legal proxy from your broker, bank or other nominee (the stockholder of record) or (ii) a recent brokerage statement reflecting your stock ownership and a validly government issued ID, and check in at the registration desk at the Annual Meeting.
See “Questions and Answers About the Annual Meeting and Voting Procedures” later in this Proxy Statement for additional information.

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Annual Meeting Agenda and Voting Recommendations
Proposal		Board’s Voting Recommendation	Page
No. 1.	Election of Directors	“FOR” each director nominee	7

The Company is asking stockholders to elect eight director nominees to the Board. The Board believes that the nominees possess the necessary experience, qualifications, attributes and skills to serve as directors.

No. 2.	Advisory Vote on Executive Compensation	“FOR”	10
	The Company is asking stockholders to approve, on an advisory basis, the compensation for the named executive officers disclosed in these proxy materials.

No. 3.	Ratification of Selection of Independent Registered Public Accounting Firm	“FOR”	11

The Company and the Audit Committee are asking stockholders to ratify the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.

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Board Nominees
The following table provides summary information about each director nominee.
Name	Age	Director Since	Principal Occupation	Committee Memberships
Sherry M. Smith(1,2)	60	2014	Former Chief Financial Officer and Executive Vice President of SUPERVALU, Inc.	Nominating and Governance
Fred Hand	57	2021	Chief Executive Officer of Tuesday Morning Corporation	N/A
Anthony F. Crudele(2)	64	2020	Former Executive Vice President, Chief Financial Officer of Tractor Supply	Audit
Douglas J. Dossey(2)	49	2020	Co-Founder and Co-Managing Partner of Tensile Capital Management LP	Compensation (Chair)
Frank M. Hamlin(2)	53	2014	Former Executive Vice President, Chief Customer Officer of GameStop Corporation	Nominating and Governance, Compensation
W. Paul Jones(2)	60	2020	Former Chief Executive Officer of Payless ShoeSource	Nominating and Governance, Compensation
John Hartnett Lewis(2)	48	2020	Chief Executive Officer and Chief Investment Officer of Osmium Partners, LLC	Nominating and Governance (Chair)
Reuben E. Slone(2)	59	2019	Executive Vice President, Supply Chain of Advance Auto Parts, Inc.	Audit, Compensation

(1)
Independent Chairperson of the Board

(2)
Independent Director

Richard S Willis will not be standing for re-election at the Annual Meeting and the size of the Board will be reduced to eight members immediately prior to the Annual Meeting. The Board thanks Mr. Willis for his years of service to the Company.
Corporate Governance Highlights
•
During the fiscal year ended June 30, 2021, all directors (other than our Chief Executive Officer) were independent and met regularly in executive session.

•
The roles of Chief Executive Officer and Chairperson of the Board are separate.

•
Only independent directors are Committee members.

•
All directors are elected annually.

•
The Board has a robust director nominee selection process.

•
The Board has stock ownership guidelines for directors and executive officers.

•
The Company has anti-hedging and anti-pledging policies.

2021 Proxy Statement | 4

•
The Company has a robust clawback policy.

•
Board, Committee and director performance evaluations are performed annually.

•
The Board and Committees are responsible for risk oversight.

•
All of our directors attended at least 75% of the meetings of the Board and Committees on which they served during the 2021 fiscal year.

Fiscal 2021 Review
The last half of fiscal 2020 was significantly impacted by the COVID-19 pandemic. In March 2020 the COVID-19 pandemic caused major disruptions to our business and had a significant adverse effect on our business, financial performance, operating results, liquidity and cash flow. Throughout the pandemic our top priority has been the safety of our associates and customers. In light of that, in March 2020, we temporarily closed all of our stores nationwide, severely reducing revenues and resulting in significant operating losses and the elimination of substantially all operating cash flow. Stores gradually reopened as allowed by state and local jurisdictions, and all but two of our stores had reopened as of the end of June 2020. These closures led us to make the very difficult decision to furlough most store and many corporate and distribution center associates. During this time we continued to provide benefits including paying 100% of the cost for our associates with medical benefits. We recalled these associates as our stores reopened.
The adverse impact of the pandemic and resultant stores closures was significant, and in May 2020, we filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. During the pendency of our bankruptcy cases, we continued to operate our businesses as “debtors-in-possession” under the jurisdiction of the bankruptcy court. In early June 2020, in accordance with the orders of the bankruptcy court, we commenced the process to close some of our lower performing stores. In total, we closed 197 stores during fiscal 2021. In addition, we also closed our Phoenix, Arizona distribution center in the second quarter of fiscal 2021.
On December 23, 2020, the bankruptcy court entered an order confirming our Plan of Reorganization. On December 31, 2020, all of the conditions precedent to the Plan of Reorganization were satisfied and we legally emerged from bankruptcy, resolving all material conditions precedent listed in the Plan of Reorganization. In connection therewith, we completed debt financing and sale-leaseback transactions contemplated by the Plan of Reorganization. These transactions, together with the equity financing described below, allowed us to obtain the funding needed to repay all allowed claims of our creditors in full and to operate our business going forward.
In addition to repayments to our creditors, we also provided our equity holders with continued ownership through our Plan of Reorganization. At the close of business on January 4, 2021, each outstanding share of our common stock was exchanged for (1) a new share of our common stock and (2) a right to purchase a pro rata portion of the $24 million of shares available to our shareholders in a $40 million rights offering (the “Rights Offering”). Through the Rights Offering, which closed in February 2021, eligible holders of our common stock purchased approximately $19.8 million of shares of our common stock at a price of  $1.10 per share. As a result, existing holders of our common stock retained a significant portion of our equity following our emergence.
Following our successful emergence, we conducted a thorough and focused search to enhance our executive team. In May 2021, we strengthened our executive team with the addition of Fred Hand as Chief Executive Officer. Under Mr. Hand’s leadership, the following additional executives have joined the Company: Marc D. Katz as Principal and Chief Operating Officer, Paul G. Metcalf as Principal and Chief Merchant, Jennifer N. Robinson as Executive Vice President and Chief Financial Officer, and William M. Bauman as Executive Vice President and Chief Information Officer. These newly hired executives together with Phil D. Hixon, our Executive Vice President of Stores and Real Estate, Bridgett C. Zeterberg, our Executive Vice President Human Resources, General Counsel and Corporate Secretary and Catherine Davis, our Senior Vice President of Marketing, have extensive experience in the retail industry and in the off-price segment. With this executive team we are

5 | 2021 Proxy Statement

confident that we have the right leaders with the right experience in place to drive results for the Company and our stockholders.
Despite near term headwinds, we see tremendous opportunity over the long term for Tuesday Morning. With our team now in place, we are focused on improving our execution of the off-price model across all areas of the organization. We have a strong brand, loyal customers, and an opportunity to grow store count in a meaningful way. We have confidence in our ability to transform Tuesday Morning into a world class off-price home goods retailer.
Executive Compensation Highlights
Our executive compensation philosophy is to pay for the creation of long-term value for our stockholders. Accordingly, our program is designed to reward performance linked to the creation of stockholder value and to support executive recruitment, engagement and retention. A significant portion of the executives’ total direct compensation is based on the Company’s performance and improving stockholder value. This philosophy is reflected in the design of our executive’s pay, generally, and both our short-term cash incentive and long-term equity incentive programs, specifically. We believe that performance-based and equity compensation better align the interests of executives and stockholders.
In fiscal 2021 none of our executives received base pay salary increases and our annual short and long-term incentive programs were suspended due to the pendency of the bankruptcy proceedings. We implemented a compensation program in fiscal 2021 that was designed to incent our executives to achieve a successful emergence and position the Company to create long-term stockholder value. As a result, our compensation program for fiscal 2021 included a mix of annual base salary and retention incentives put in place in May 2020, to retain key executives through emergence. Following our emergence, to enhance our management team by attracting new executives and retain key existing members of our team, we used a mix of additional incentives, including employment agreements, long-term incentive awards and inducement awards.
As we move forward with our new executive team in place in fiscal 2022 we have returned to the key elements of our pay for performance philosophy which are explained in further detail below.
Some of the compensation “best practices” we employ in furtherance of our philosophy include:
Compensation Governance – What We Do & What We Don’t Do
✓	What We Do	✗	What We Don’t Do
✓	Annual “Say on Pay” vote	✗	No discretionary bonuses paid to permanent NEOs when performance results are below threshold performance
✓	Pay for performance culture, emphasis on performance-based compensation	✗	No tax gross-up upon change-in-control
✓	Meaningful executive ownership guidelines that create a line of sight between stockholders and executive officers	✗	No repricing of stock options and no liberal share recycling
✓	Executive equity retention/holding requirements, clawback policy	✗	No across-the-board pay increases
✓	Manage compensation risk by using a variety of financial metrics in pay programs and capping payouts	✗	No formal non-qualified benefits or perquisite programs
✓	Regular review of share utilization	✗	No hedging or pledging of stock
✓	Use of independent compensation consultant	✗	No pension or executive SERP

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Proposal No. 1
Election of Directors

At the Annual Meeting, the holders of Common Stock as of the Record Date will consider and vote upon the election of eight directors. The Board nominated Sherry M. Smith, Fred Hand, Anthony F. Crudele, Douglas J. Dossey, Frank M. Hamlin, W. Paul Jones, John Hartnett Lewis and Reuben E. Slone for election as directors of the Company. Each nominee is currently serving as a director, and each agreed to stand for re-election to our Board. See “Corporate Governance – Post-Emergence Board Composition and Directors Agreement” for additional information regarding the appointment of directors following our emergence from bankruptcy.
If they are elected, each of the nominees will continue to serve until their successors are duly elected and qualified at the next annual meeting of stockholders, or until their earlier death, resignation or removal. Should any nominee become unable or unwilling to accept nomination for election, which is not currently anticipated, the Board may designate a substitute nominee or reduce the number of directors accordingly. The proxy holders will vote for any substitute nominee designated by the Board. Each of the Board’s nominees has indicated his or her willingness to serve the full term.
The following is biographical information about each of the nominees to the Board of Directors, including the specific experience, qualifications, attributes and skills of the nominees that led to the conclusion that each of the nominees should serve as a director of the Company, in light of the Company’s business and structure:
Sherry M. Smith, age 60, joined the Board of Tuesday Morning as a Director in April 2014, and has served as Chairperson of the Board of the Company since December 2020. Ms. Smith served in various positions with SUPERVALU, Inc., a grocery retailer and food distributor, from 1987 to 2013. Ms. Smith served as Chief Financial Officer and Executive Vice President of SUPERVALU, Inc. from December 2010 until August 2013, and she previously served as Senior Vice President, Finance from 2006 until 2010, Senior Vice President, Finance and Treasurer from 2002 until 2005, and in various other capacities with SUPERVALU, Inc. prior to 2002. Ms. Smith has served on the Board of Directors of Deere & Company, a manufacturer and distributor of agricultural, turf, construction and forestry equipment, since December 2011. Ms. Smith has served on the Board of Directors of Realogy Holdings Corporation since December 2014; Ms. Smith has served on the Board of Directors of Piper Sandler Corp since January 2016. From January 2015 to December 2018, Ms. Smith served on the Financial Accounting Standards Advisory Council (FASAC), a group that advises the Financial Accounting Standards Board (FASB) on strategic issues, project priorities and other matters. In nominating Ms. Smith to serve as a director of the Company, the Board of Directors considered her leadership qualities developed from her experience while serving as a senior executive and as Chief Financial Officer of SUPERVALU, Inc., the breadth of her experiences in auditing, finance, accounting, compensation, strategic planning, and other areas of oversight, and her subject matter knowledge in the areas of finance and accounting and other board experience.
Fred Hand, age 57, has served as a director of Tuesday Morning since his appointment as its Chief Executive Officer in May 2021. Prior to becoming CEO of Tuesday Morning, Mr. Hand served in various capacities at Burlington Stores, Inc. where he was most recently Principal and Chief Operating Officer leading its store and real estate organizations. His prior roles at Burlington included Chief Customer Officer/Principal, and Executive Vice President of Stores. Prior to joining Burlington, Mr. Hand served as Senior Vice President and Group Director of Stores of Macy’s, Inc., Senior Vice President, Stores and Visual Merchandising of Filene’s Department Stores, and also held various positions at The May Department Stores Company, including Area Manager, General Manager, and Regional Vice President. In nominating Mr. Hand to serve as a director of the Company, the Board of Directors considered the insights Mr. Hand brings through his demonstrated off-price experience and leadership, including his extensive focus in operating and merchandising.
Anthony F. Crudele, age 64, has served as a director of Tuesday Morning since December 2020. Mr. Crudele has been a member of the Board of Directors of Hibbett Sports, Inc. (NASDAQ:HIBB)

7 | 2021 Proxy Statement

since May 2012 and currently serves as the Chairman of the Board. He holds a Bachelor of Business Administration degree in Accounting from the University of Notre Dame. Mr. Crudele served as the Executive Vice President, Chief Financial Officer and Treasurer of Tractor Supply Company (TSC) from May 2007 through February 2017 and previously served as their Senior Vice President, Chief Financial Officer and Treasurer since joining the company in September 2005. Prior to that time, he served as Executive Vice President and Chief Financial Officer of Gibson Guitar from 2003 to 2005; as Executive Vice President and Chief Financial Officer of Xcelerate Corp from 2000 to 2003; and in senior financial roles at The Sports Authority from 1989 to 1999, including Senior Vice President and Chief Financial Officer from 1996 to 1999. Mr. Crudele is a certified public accountant and began his career in 1978, spending the majority of his public accounting tenure at the international accounting firm of Price Waterhouse.
Douglas J. Dossey, age 49, has served as a director of Tuesday Morning since December 2020. Mr. Dossey is Co-Founder and Co-Managing Partner of Tensile Capital Management LP (”TCM”). He leads the firm’s private equity investment activities and focuses on sourcing, researching, and executing public and private investments. Prior to Tensile, Mr. Dossey was a Managing Partner, member of the Investment and Management Committees and the Head of Private Equity at Blum Capital Partners, L.P. Previously, Mr. Dossey was a Managing Director and Co-Owner of FdG Associates LLC and, prior to FdG, was an investment banking Analyst and Associate with Merrill Lynch & Co. He has served on 28 boards of directors, including 14 as Chairman.
Frank M. Hamlin, age 53, has served as a director of Tuesday Morning since April 2014. Most recently, from August 2018 through April 2021, Mr. Hamlin was Executive Vice President, Chief Customer Officer of GameStop Corporation (“GameStop”), a global, multichannel video game, consumer electronics and wireless services retailer. Mr. Hamlin had previously served as Chief Marketing Officer of GameStop from June 2014 to August 2016. Mr. Hamlin served as Chief Marketing Officer of Spence Diamonds from May 2018 to August 2018 and as Executive Vice President and Chief Marketing Officer for Tailored Brands, Inc., a leading national menswear retailer from September 2017 to May 2018. Mr. Hamlin previously served as Executive Vice President and GM, Marketing and E-Commerce of Guitar Center, Inc., a musical instruments retailer, from June 2010 until May 2014, and as Executive Vice President and Chief Operating Officer of e-Miles, LLC, an interactive marketing company, from February 2007 to June 2010. From July 2004 until February 2007, he was Director of Marketing, Central Market Division for H.E. Butt Grocery, a fresh, specialty and prepared foods retailer. Prior to that time, Mr. Hamlin held various positions with Brierley & Partners, e-Rewards, Inc., Arista Records and The Walt Disney Company. In nominating Mr. Hamlin to serve as a director of the Company, the Board of Directors considered the various senior executive-level positions he previously held with retail service companies, as well as his extensive experience in marketing, branding strategy and customer engagement.
W. Paul Jones, age 60, has served on the Board of Directors of Tuesday Morning since 2020. Mr. Jones served on the Board of Directors of JC Penney Company, Inc. from 2019 through 2020 where he served on the Corporate Governance Committee and on the Human Resources and Compensation Committee. Prior to serving on the JC Penney board, Mr. Jones was Chief Executive Officer of Payless ShoeSource, Inc. (Footwear retailer) from 2012 to 2017 when he retired. Payless ShoeSource, Inc. filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in April 2017. Prior to serving as CEO of Payless ShoeSource, Inc., Mr. Jones was President, Chairman and Chief Executive Officer of Shopko Stores, Inc. (General Merchandise retailer) from 2009 to 2012, and President and Chief Merchandising Officer of Shopko Stores, Inc. from 2007 to 2009. Mr. Jones was also Senior Vice President, Merchandising for Kohl’s Corporation (Department store) from 1997 to 2004. Prior to Kohl’s, Mr. Jones spent 12 years with May Department Stores Company in progressive leadership roles within merchandising.
John Hartnett Lewis, age 48. In 2002, Mr. Lewis co-founded Osmium Partners LLC., ("Osmium Partners"), an investment management firm that focuses on investing in smaller publicly traded public companies. Mr. Lewis serves as the CEO and as the Chief Investment Officer of Osmium Partners. From July 2014 through November 2017, Mr. Lewis served as a member of the Board of Directors of Spark Networks Inc. (now Spark Networks SE) where he served as Chairman of the

2021 Proxy Statement | 8

Nominating Committee, a Member of the Compensation Committee, and on the Audit Committee. From October 2015 through August 2017, he served as a member of the Board of Directors of Intersections, Inc. where he served as a member of the Risk Committee.
Reuben E. Slone, age 59, has served as a director of Tuesday Morning since June 2019. Mr. Slone is currently Executive Vice President, Supply Chain at Advance Auto Parts, Inc. (NYSE: AAP) and sat on the Board of Directors from March 2016 to October 2018. Mr. Slone is a seasoned supply chain executive with experience across multiple consumer-facing industry sectors at best-in-class companies. Previous to Advance Auto Parts, Inc., Mr. Slone was Senior Vice President, Supply Chain at Walgreens, a pharmaceutical retailer from May 2012 to October 2018. From November 2004 until May 2012, Mr. Slone was Executive Vice President, Supply Chain, and General Manager, Services at Office Max. From April 2000 to November 2004, Mr. Slone held various positions at Whirlpool Corporation including Vice President Global Supply Chain, Vice President North American Region Supply Chain and Vice President, Global eBusiness. From February 1997 to March 2000, Mr. Slone was eGM Director, Global eSales and Director, Global Manufacturing Strategic Process and System Alignment at General Motors Corporation. Prior to that time, Mr. Slone held various positions with Federal-Mogul Corporation, Electronic Data Systems, Ernst & Young and Engineering Technology LTD. In nominating Mr. Slone to serve as a director of the Company, the Board of Directors considered his leadership qualities developed from his experience while serving as a senior supply chain executive with Advance Auto Parts, Walgreens, Office Max and Whirlpool, his other board experience, as well as his general business and financial acumen.
The Board of Directors unanimously recommends that you vote “FOR” the election of each of the Board’s nominees.

9 | 2021 Proxy Statement

Proposal No. 2
Advisory Vote on Executive Compensation

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is asking stockholders to approve, on an advisory basis, the compensation for the named executive officers (“NEOs”) disclosed in these materials. This proposal, commonly referred to as a “say on pay” proposal, gives stockholders the opportunity to express their views on the compensation of the NEOs.
The vote on this resolution is not intended to address any specific element of compensation. Rather, the vote relates to the compensation of our NEOs, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board. The Company currently submits the compensation of NEOs to an advisory vote of stockholders on an annual basis.
As described in more detail below under the heading “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation program is designed to motivate our executives to create a successful company. During the pendency of our bankruptcy proceedings, we used compensation components designed to incent and retain our executives through a successful emergence. For fiscal 2022, we have returned to our traditional mix of compensation, with a balance of short-term incentives (including performance-based cash bonus awards) and long-term incentives (including equity awards that vest over certain time periods and performance-based equity awards), which rewards sustained performance that is aligned with long-term stockholder interests. Please read the “Compensation Discussion and Analysis,” compensation tables and narrative discussion sections of this Proxy Statement below for additional details about our executive compensation program, including information about the fiscal 2021 compensation of our NEOs.
We believe a significant amount of total compensation should be in the form of short and long-term incentive awards to align compensation with our financial and operational performance goals as well as individual performance goals. We continually evaluate the individual elements of our executive compensation program in light of market conditions and governance requirements and make changes where appropriate for our business. We believe that the core of our executive compensation program provides opportunities to reward high levels of individual and Company performance and will help drive the creation of sustainable stockholder value.
The Compensation Committee, which is responsible for determining the compensation of our executive officers, is comprised solely of non-employee directors who satisfy the independence requirements under NASDAQ rules and will continue to emphasize responsible compensation arrangements that attract, retain, and motivate high caliber executives to achieve the Company’s business strategies and objectives.
Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
The Board of Directors unanimously recommends that you vote “FOR” the approval of the compensation of the Company’s NEOs, as disclosed in this Proxy Statement.

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Proposal No. 3
Ratification of Selection of Independent Registered Public Accounting Firm

On September 21, 2021, the Audit Committee selected Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022. Although SEC regulations and the NASDAQ listing requirements require the Company’s independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the opinion of the Company’s stockholders, which the Audit Committee will take into consideration in future deliberations. If the selection of Ernst & Young as the Company’s independent registered public accounting firm is not ratified at the Annual Meeting, the Audit Committee may consider the engagement of another independent registered public accounting firm, but will not be obligated to do so. The Audit Committee may terminate the engagement of Ernst & Young as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders if the Audit Committee deems termination to be necessary or appropriate. The Company expects that representatives of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.
The Board of Directors unanimously recommends that you vote “FOR” the ratification of the selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.

11 | 2021 Proxy Statement

CORPORATE GOVERNANCE

Post-Emergence Board Composition and Directors Agreement
In November 2020, following approval of the Bankruptcy Court, the Company entered into agreements with Osmium Partners and Tensile Capital Partners Master Fund LP (“Tensile Master Fund”), pursuant to which Osmium Partners and Tensile Master Fund agreed to provide certain equity and debt financing in connection with the Company’s emergence from bankruptcy. See “Certain Relationships and Related Party Transactions” for additional information regarding these transactions.
In accordance with the Plan of Reorganization and these financing agreements, on December 31, 2020, the Company, Osmium Partners (Larkspur SPV) LP (the “Larkspur SPV”) and Osmium Partners (Osmium Partners and Larkspur SPV together, the “Osmium Group”) entered into an agreement pursuant to which the Osmium Group became entitled to appoint three directors to the Company’s Board of Directors (the “Directors Agreement”).
In accordance with the Plan of Reorganization, effective December 31, 2020, the Company’s Board of Directors was comprised of nine members, including five continuing directors of the Company, Sherry M. Smith, Frank M. Hamlin, Richard S Willis, Reuben E. Slone and Steven R. Becker; three new directors appointed by the Osmium Group pursuant to the Directors Agreement, Douglas J. Dossey, W. Paul Jones and John Hartnett Lewis, and one director, Anthony F. Crudele appointed by the equity committee in the Chapter 11 Cases. As of December 31, 2020, former directors Terry Burman, James T. Corcoran and Barry S. Gluck completed their service as directors of the Company. In accordance with the terms of the Directors Agreement, Mr. Crudele was appointed to serve on the Audit Committee, Mr. Dossey was appointed as Chair of the Compensation Committee, Mr. Lewis was appointed as Chair of the Nominating and Governance Committee, and Mr. Jones was appointed to serve on the Compensation Committee and the Nominating and Governance Committee.
Under the terms of the Directors Agreement, the Company agreed that the Board of Directors would take all necessary actions to nominate Messrs. Dossey, Jones, Lewis and Crudele for election at the 2021 Annual Meeting and to recommend, support and solicit proxies for the election of such nominees in the same manner as for any other nominees of the Company at the 2021 Annual Meeting.
In the event a “triggering event” occurs, the Directors Agreement provides that the Board of Directors will be increased by one member and the Osmium Group will be entitled to elect one additional director to the Board. A triggering event will occur if the Company fails to (1) satisfy certain EBIT levels for any of calendar year 2021, fiscal year 2022 or fiscal year 2023, or (2) maintain certain levels of borrowing availability.
Further, under the terms of the Directors Agreement, each member of the Osmium Group agreed to certain standstill provisions during a standstill period, which was defined as the period from the date of the Directors Agreement until the date that is the first day to submit stockholder nominations for the 2022 annual meeting of stockholders pursuant to the Company’s bylaws.
Director Nomination
The Nominating and Governance Committee of the Board of Directors is responsible for providing oversight as to the identification, selection and qualification of candidates to serve as directors of the Company and will recommend to the Board candidates for election or re-election as directors (or to fill any vacancies on the Board). The members of the Nominating and Governance Committee are John Hartnett Lewis, as Chair, Sherry M. Smith, Frank M. Hamlin, and W. Paul Jones. Each of the members of the Nominating and Governance Committee is an independent director under applicable NASDAQ rules. The Nominating and Governance Committee Charter is available on the Company’s website at www.tuesdaymorning.com under “Investor Relations – Corporate

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Governance – Corporate Governance Documents.” The Nominating and Governance Committee Charter is also available in print to any stockholder who requests a copy from the Secretary of the Company at 6250 LBJ Freeway, Dallas, Texas 75240.
In identifying and evaluating nominees for director, the Nominating and Governance Committee will take into account the following attributes and qualifications: (1) relevant knowledge and mix of background and experience; (2) personal and professional ethics, integrity and professionalism; (3) accomplishments in their respective fields; (4) the skills and expertise to make a significant contribution to the Board, the Company and its stockholders; and (5) whether the candidate has any of the following qualities: financial expertise, general knowledge of the retail industry, and Chief Executive Officer, Chief Financial Officer or other senior management experience. In addition, although the Nominating and Governance Committee does not have a formal diversity policy in place for the director nomination process, diversity is an important factor in the Nominating and Governance Committee’s consideration and assessment of a candidate, with diversity being broadly construed to mean a variety of opinions, perspectives, experiences and backgrounds, including gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements of the Board at that point in time. In addition, no person may be considered as a candidate for nomination as a director of the Company if (i) during the last ten years, that person, or any of his or her affiliates, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or is currently under investigation for same or (ii) during the last ten years, that person, or any of his or her affiliates, was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which that person, or any of his or her affiliates, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws on finding any violation with respect to such laws, or is currently under investigation for same. In addition, the Nominating and Governance Committee will recommend to the Board candidates for re-election as directors. The Nominating and Governance Committee may conduct all necessary and appropriate inquiries into the backgrounds and qualifications of potential candidates. There are no specific or minimum qualities a candidate must have to be recommended as a director nominee by the Nominating and Governance Committee.
The process for evaluating candidates is the same regardless of the source of the recommendation. The Nominating and Governance Committee will not discriminate on the basis of race, color, national origin, gender, religion, sexual orientation or disability in selecting nominees. In addition to those candidates identified through its own internal processes, the Nominating and Governance Committee will evaluate a candidate proposed by any single stockholder (or group of stockholders) that beneficially owns Common Stock provided that the information regarding the potential candidate or candidates has been timely given to the Company. In order to be considered by the Nominating and Governance Committee for evaluation for an upcoming annual meeting of stockholders, a notice from a stockholder regarding a potential candidate must be sent to the Company’s Secretary at the Company’s headquarters by the date specified in the “Stockholders’ Proposals” section of the previous year’s proxy statement for notice of the intention to nominate directors at the meeting. The notice should set forth (a) as to each person whom the stockholder proposes as a potential candidate for director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company that are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address of the stockholder of record, as they appear on the Company’s books, of the beneficial owners, if any, and, if such stockholder or beneficial owner is an entity, the persons controlling such entity, proposing such nomination, (ii) the class and number of shares of the Company which are held of record and beneficially by such stockholder and control persons and a description of certain agreements, arrangements or understandings among the stockholder, beneficial owners or control persons (and a representation to notify the Company of any such agreements, arrangements or understandings in effect as of the record date of the

13 | 2021 Proxy Statement

meeting), (iii) a representation that the stockholder is entitled to vote at the meeting and intends to appear at the meeting in person or by proxy, and (iv) a representation whether the stockholder or the beneficial owner or control person, if any, will engage in a solicitation with respect to the nomination and, if so, certain information concerning the solicitation. All candidates (whether identified internally or by a stockholder) who, after evaluation and recommendation by the Nominating and Governance Committee, are then nominated by the Board will be included as the Board’s recommended slate of director nominees in the Company’s proxy statement.
In addition to submitting potential candidates for consideration by the Nominating and Governance Committee, any stockholder of the Company may nominate one or more individuals for election as a director of the Company at an annual meeting of stockholders if the stockholder sends a notice to the Company’s Secretary at the Company’s headquarters, in the form specified in the Bylaws, by the date specified in the “Stockholders’ Proposals” section of the previous year’s proxy statement for nomination of directors. The procedures described in the prior paragraph are meant to establish an additional means by which certain stockholders can have access to the Company’s process for identifying and evaluating Board candidates and is not meant to replace or limit stockholders’ general nomination rights in any way.
Director Independence
NASDAQ listing standards require our Board of Directors to be comprised of at least a majority of independent directors. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company which would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Based on the independence standards prescribed by NASDAQ, our Board has affirmatively determined that eight of the nine current directors are independent. Mr. Hand is not independent due to his relationship with the Company as Chief Executive Officer. As prescribed by NASDAQ rules, the independent directors have regularly scheduled meetings without management present.
Independent Chairperson of the Board
Since December 2020, Ms. Smith has served as independent Chairperson of the Board. The separation of the roles of Chairperson of the Board and Chief Executive Officer is designed to allow our Chief Executive Officer, Mr. Hand, to focus on the day-to-day management of the Company’s business and to allow our independent Chairperson of the Board, Ms. Smith, to focus on the continued development of a high-performing Board, including (1) ensuring the Board remains focused on the Company’s long-term strategic plans, (2) developing Board agendas, (3) working with Company management to ensure the Board has timely and adequate information, (4) coordinating Board committee activities, (5) supporting the Chief Executive Officer and (6) ensuring effective stakeholder communications. The Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairperson particularly as the Board’s oversight responsibilities continue to grow. The Board believes, due to the continued leadership and experience provided by these two individuals, that having separate positions is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.
Board of Directors’ Role in Risk Oversight
In the normal course of business, our Company faces a variety of enterprise risks, including operational risks, cyber security risks, liquidity risk and risks related to the ongoing COVID-19 pandemic. In fulfilling its risk oversight role, the Board focuses on the adequacy of the Company’s risk management process and overall risk management system. The Board believes an effective risk management system will (1) adequately identify the material risks that the Company faces in a timely manner, (2) implement appropriate risk management strategies that are responsive to the Company’s risk profile and specific material risk exposures, (3) integrate consideration of risk and

2021 Proxy Statement | 14

risk management into business decision-making throughout the Company and (4) include policies and procedures that adequately transmit necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee.
The Board of Directors oversees the Company’s strategic direction and its policies with respect to risk assessment and risk management, as well as major risk exposures and the process used to manage those exposures. Accordingly, the Board of Directors periodically reviews the risks associated with the various departments within the Company, in addition to its other duties. The Board of Directors receives information from Board committees, management and advisors regarding the Company’s risk management process and system, the nature of the material risks the Company faces and the adequacy of the Company’s policies and procedures designed to respond to and mitigate these risks.
Communication with the Board of Directors
Stockholders may communicate with one or more members of the Board in writing by regular mail. The following address may be used by stockholders who wish to send such communications:
Board of Directors
c/o Corporate Secretary
Tuesday Morning Corporation
6250 LBJ Freeway
Dallas, Texas 75240
Such communication should be clearly marked “Stockholder-Board Communication.” The communication must indicate whether it is meant to be distributed to the entire Board, a specific committee of the Board or to specific members of the Board, and must state the number of shares beneficially owned by the stockholder making the communication. The Secretary has the authority to disregard any inappropriate communications. If deemed an appropriate communication, the Secretary will submit such stockholder’s correspondence to the Chairperson of the Board (on behalf of the Board) or to any specific committee, director or directors to whom the correspondence is directed.
Code of Business Conduct
We have adopted “Code of Business Conduct” policies that establish the business conduct to be followed by all of our officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Senior Financial Officers”), and all of our employees and members of our Board and embody the Company’s principles and practices relating to the ethical conduct of the Company’s business and its long-standing commitment to honesty, fair dealing and full compliance with all laws affecting the Company’s business. These policies are reviewed by the Board annually. Amendments to and waivers from the Code of Conduct with respect to the Senior Financial Officers will be posted on our website within four business days after approval by the Board. Any waiver from the Code of Conduct with respect to our Senior Financial Officers requires approval by the Board. There were no waivers from the Code of Conduct with respect to the Senior Financial Officers during the fiscal year ended June 30, 2021. The Code of Conduct is available on the Company’s website at www.tuesdaymorning.com under “Investor Relations – Corporate Governance – Corporate Governance Documents.”

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MEETINGS AND COMMITTEES OF THE BOARD

Board of Directors
Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and stockholder’s meetings. During the fiscal year ended June 30, 2021, the Board of Directors held 25 meetings. Each of our directors attended more than 75% of the Board and committee meetings held during the fiscal year (or portion of the fiscal year during which he or she served as a director or committee member). Directors are encouraged to attend the Company’s annual meeting of stockholders. The Company did not hold an annual meeting of stockholders during fiscal 2020 during the pendency of its bankruptcy proceedings. All Directors attended the Company’s 2019 Annual Meeting of Stockholders held on November 20, 2019.
Committees of the Board
The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.
Audit Committee
For the fiscal year ended June 30, 2021, the Audit Committee had three members and met 11 times. Such members were Richard S Willis as Chair, Anthony F. Crudele and Reuben E. Slone. Mr. Crudele joined the Committee in December 2020 upon his joining the Board. All Audit Committee members were non-employee directors and the Board has determined all were independent pursuant to the applicable NASDAQ rules and satisfy the SEC requirements relating to the independence of audit committee members. The Board also determined that all the members of the Audit Committee had the ability to read and understand fundamental financial statements.
For the fiscal year ended June 30, 2021, the Board of Directors determined that each of Mr. Willis and Mr. Crudele qualified as an “audit committee financial expert” as defined by applicable SEC rules and designated him as the Company’s audit committee financial expert. The Board has adopted a charter for the Audit Committee, which is available on the Company’s website at www.tuesdaymorning.com under “Investor Relations – Corporate Governance – Corporate Governance Documents.” The Audit Committee Charter is also available in print to any stockholder who requests a copy from the Secretary of the Company at 6250 LBJ Freeway, Dallas, Texas 75240.
The Audit Committee’s responsibilities, which are discussed in detail in its charter include, among other things, the duty and responsibility to:
•
establish policies and procedures for reviewing and approving the appointment, compensation, retention and oversight of our independent registered public accounting firm;

•
review and discuss with our independent registered public accounting firm, internal auditors and management the adequacy and effectiveness of the Company’s system of internal controls;

•
review the scope and results of our independent registered public accounting firm’s audit of the Company’s annual financial statements, accompanying footnotes and audit report;

•
pre-approve all audit and permissible non-audit fees;

•
review and discuss with management and the registered independent public accounting firm of the Company the annual and quarterly consolidated financial statements of the Company and related disclosures;

•
review and discuss with management and the registered independent public accounting firm of the Company significant issues regarding accounting principles and financial statement presentations;

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•
review, approve and ratify related party transactions; and

•
perform other functions or duties deemed appropriate by the Board.

The Audit Committee has authority under its charter to retain any independent counsel, experts or advisors (accounting, financial, legal or otherwise) that the Audit Committee believes to be necessary or appropriate to assist in the fulfillment of its responsibilities. Audit Committee Meetings have been regularly attended by the Chairperson of the Board and the Chief Executive Officer. At each meeting, the Audit Committee meets in executive session in which only independent directors are present. The Audit Committee also meets independently with the Company’s independent registered public accounting firm.
Compensation Committee
The Compensation Committee currently has four members and met 12 times during the fiscal year ended June 30, 2021. The Compensation Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to applicable NASDAQ rules. For the fiscal year ended June 30, 2021, the Compensation Committee was comprised of Douglas J. Dossey, as Chair, Frank M. Hamlin, W. Paul Jones and Reuben E. Slone. All Compensation Committee members were non-employee directors and the Board has determined all were independent pursuant to the applicable NASDAQ rules and satisfy the SEC requirements relating to the independence of compensation committee members.
The Board has adopted a charter for the Compensation Committee, which is available on the Company’s website at www.tuesdaymorning.com under “Investor Relations – Corporate Governance – Corporate Governance Documents.” The Compensation Committee Charter is also available in print to any stockholder who requests a copy from the Secretary of the Company at 6250 LBJ Freeway, Dallas, Texas 75240.
The Compensation Committee’s responsibilities, which are discussed in detail in its charter include, among other things, the duty and responsibility to:
•
review and approve the corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive Officer in light of those goals and objectives, and determine the compensation of our Chief Executive Officer based on this evaluation;

•
review and approve compensation and incentive arrangements (including any employment or severance agreements) for the executive officers of the Company;

•
review and assess the results of any stockholder advisory vote with respect to the Company’s executive compensation;

•
administer the Company’s equity incentive plans, including the review and grant of stock options and other equity incentive grants to directors, executive officers and other key employees of the Company; and

•
perform other functions or duties deemed appropriate by the Board.

The Compensation Committee also oversees the Company’s stock ownership guidelines for non-employee directors and certain executive officers.
Compensation Committee meetings have been regularly attended by the Chairman of the Board and the Chief Executive Officer. At each meeting, the Compensation Committee meets in an executive session in which only independent directors are present. None of the executive officers are present during voting or deliberations on his or her compensation.
The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and legal counsel as it deems necessary to assist in the fulfillment of its responsibilities. See “Executive Compensation – Compensation Discussion and Analysis – How Compensation Decisions Are Made – The Role of the Executive Compensation Consultant” below

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for more information regarding the role of the compensation consultant utilized by the Compensation Committee. Prior to engaging any such advisor, consultant or legal counsel, the Compensation Committee conducts an independence assessment of such advisor pursuant to NASDAQ rules and federal securities laws and regulations, but the Compensation Committee retains discretion to engage any such advisor, without regard to its independence, after considering the findings in such assessment. The Compensation Committee also reviews and discusses with the appropriate officers of the Company any disclosures required under federal securities laws and regulations regarding conflicts of interest with respect to such advisors.
Nominating and Governance Committee
The Nominating and Governance Committee has four members and met two times during the fiscal year ended June 30, 2021. The Nominating and Governance Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to applicable NASDAQ rules.
The Nominating and Governance Committee is currently comprised of John Hartnett Lewis, as Chair, Sherry M. Smith, Frank M. Hamlin, and W. Paul Jones. The Board adopted a charter for the Nominating and Governance Committee, which is available on the Company’s website at www.tuesdaymorning.com under “Investor Relations – Corporate Governance – Corporate Governance Documents.” The Nominating and Governance Committee Charter is also available in print to any stockholder who requests a copy from the Secretary of the Company at 6250 LBJ Freeway, Dallas, Texas 75240.
The Nominating and Governance Committee’s responsibilities, which are discussed in detail in its charter include, among other things, the duty and responsibility to:
•
evaluate and recommend to the Board from time to time as to changes that the Nominating and Governance Committee believes to be necessary, appropriate or desirable with respect to the size, composition, and functional needs of the Board;

•
periodically review the Company’s Certificate of Incorporation and Bylaws and make recommendations to the Board as they relate to corporate governance matters;

•
develop and recommend to the Board specific guidelines and criteria for screening and selecting nominees to the Board, including any director nominations submitted by the Company’s stockholders;

•
provide oversight as to the identification, selection, and qualification of candidates for the Board, including interviewing and evaluating new candidates for the Board;

•
recommend to the Board candidates for election or re-election as directors or to fill any vacancies on the Board;

•
recommend to the Board candidates for appointment to the standing committees of the Board in accordance with the policies and principles in such committees’ charters and taking into consideration such other factors as it deems necessary, appropriate or desirable;

•
oversee and approve the management continuity planning process and make recommendations to the Board regarding CEO and other executive officer succession;

•
periodically review and assess the Company’s corporate governance principles and make recommendations to the Board for changes as deemed necessary, appropriate or desirable; and

•
perform other functions or duties deemed appropriate by the Board.

The Nominating and Governance Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and legal counsel as it deems necessary to assist in the fulfillment of its responsibilities.

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Executive Officers
In addition to Mr. Hand, the following individuals serve as executive officers of the Company as of the date of this Proxy Statement:
William M. Baumann.   Mr. Baumann, age 59, has served as Executive Vice President and Chief Information Officer of the Company since July 2021. Mr. Baumann joined the Company from Torrid, Inc. where he served as Executive Vice President Customer Experience and Chief Information Officer. In that role, Mr. Baumann’s scope of responsibility included Information Technology, Store Operations and Ecommerce. Prior to that role, Mr. Baumann held the Chief Information Officer position at several retailers including, Total Wine and More, West Marine and Recreational Equipment, Inc. (REI). Mr. Baumann earned a Masters of Business Administration from Saint Mary’s College of California and an undergraduate degree from New Hampshire College.
Phillip D. Hixon.   Mr. Hixon, age 67, has served as the Company’s Executive Vice President, Store Operations since September 2015 and served as a member of the Office of the Chairman from September 2015 until the dissolution of that office in December 2015. From June 2014 to September 2015, Mr. Hixon served as the Company’s Store Vice President, Store Operations, and from September 2013 to June 2014, Mr. Hixon served as the Company’s Vice President, Store Planning. Prior to joining the Company, Mr. Hixon served as Vice President of Business Development of Merchco Services, Inc., a provider of retail store development and support services, from June 2012 until August 2013. From 2011 until 2012 and 2005 until 2006, Mr. Hixon owned and served as principal of Diversified Resources, LLC, where he developed and implemented programs for clients in the areas of strategic planning, effective business practices, process enhancement and organizational effectiveness. From 2009 until 2011, Mr. Hixon served in the Department of Strategy and Innovation at Petco Animal Supplies, Inc., a specialty retailer of pet supplies. From 2006 until 2009, Mr. Hixon held various executive positions with DuckWall-Alco Stores, Inc., a retail chain, including Senior Vice President, Store Operations, Real Estate, Store Development and Senior Vice President, Merchandising. Mr. Hixon served as Vice President, Store Development for Michaels Stores, Inc., a national arts and crafts specialty retailer, from 1987 until 2005.
Marc D. Katz.   Mr. Katz, age 57, has served as Principal and Chief Operating Officer of the Company since September 9, 2021. From May 18, 2021 to September 14, 2021, Mr. Katz served as Interim Chief Financial Officer of the Company. Mr. Katz worked at Burlington Stores, Inc. from 2008 through 2019 with his last position being Chief Financial Officer/Principal. During his tenure at Burlington, he oversaw finance, information technology, supply chain, asset protection and legal. Prior to his eleven years at Burlington, Mr. Katz served as Chief Financial Officer and Executive Vice President of A.C. Moore Arts & Crafts and Chief Information Officer and Senior Vice President at Foot Locker, Inc. Mr. Katz received his MBA from St. Louis University and an undergraduate degree from the University of Missouri – St. Louis.
Paul G. Metcalf.   Mr. Metcalf, age 60, has served as Principal and Chief Merchant since September 14, 2021. From April 2019 to September 2021 Mr. Metcalf was in a consultant capacity with the Company and was Acting Chief Merchant from December 2019 to September 2021. Mr. Metcalf has over 30 years of retail experience. Prior to his consulting role at Tuesday Morning, he was the Executive Vice President and Chief Merchandising Officer at Burlington Stores, Inc. While there, Mr. Metcalf successfully led the transformation of the merchant organization and helped to take the company public in 2013. Prior to his role at Burlington Stores, Inc., Mr. Metcalf was a senior leader in the merchant organization for The TJX Companies, Inc. Most recently Mr. Metcalf led a similar successful merchandise turnaround at the off-price retailer, Gabriel Brothers. He began his career with May Department Stores, where he held a variety of positions within the merchant organization.
Jennifer N. Robinson.   Ms. Robinson, age 45, has served as Executive Vice President and Chief Financial Officer of the Company since September 14, 2021. Ms. Robinson joined the Company from The Michaels Companies, Inc., where she most recently served as Senior Vice President of Finance and Treasurer. With over 20 years of experience, Ms. Robinson has held numerous finance leadership positions including Chief Accounting Officer and Controller. Prior to joining Michaels in 2007,

19 | 2021 Proxy Statement

Ms. Robinson began her career with the accounting firm of Deloitte. Ms. Robinson is a Certified Public Accountant and has a Master’s of Business Administration from the University of Arkansas.
Bridgett C. Zeterberg.   Ms. Zeterberg, age 58, has served as the Company’s Executive Vice President Human Resources, General Counsel and Corporate Secretary responsible for the Company’s legal matters and oversight of the human resources, risk management and loss prevention functions since February 2019. From April 2017 to February 2019, she served as the Company’s Senior Vice President Human Resources, General Counsel and Corporate Secretary. From July 2016 to April 2017, she served as the Company’s Senior Vice President, General Counsel and Corporate Secretary. Prior to joining the Company, Ms. Zeterberg served as Senior Vice President, General Counsel and Corporate Secretary of Zale Corporation, and as Senior Vice President, General Counsel of Total Wine & More. Ms. Zeterberg served in various roles for the hospitality company Accor North America including Vice President, Assistant General Counsel and Vice President of Human Resources for the Motel 6 Division.
At the time of the Company’s filings of voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code in May 2020, each of Ms. Zeterberg and Mr. Hixon served as an executive officer of the Company and Mr. Metcalf served as a consultant and as acting chief merchant.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides a summary of our compensation policies, principles and practices. More specifically, it presents a review and analysis of fiscal 2021 earned compensation by our named executive officers. This discussion analysis does include statements regarding Company and individual targets and goals which are disclosed in context of our compensation programs and are not intended to provide estimates of results or to provide other guidance.
Letter from the Compensation Committee Chair
Dear Fellow Stockholders:
On behalf of our Compensation Committee and our entire Board, thank you for your continued support. Tuesday Morning is transforming and rebuilding its business following the challenges of last year due to the COVID-19 Pandemic which caused us to enter Chapter 11. However, in December 2020 Tuesday Morning successfully emerged from bankruptcy and after conducting a thorough and focused search, in fiscal 2021 the Company strengthened its executive team with the addition of Fred Hand as Chief Executive Officer. Under Fred’s leadership the following executives joined our Executive Team: Marc D. Katz as Principal and Chief Operating Officer, Paul G. Metcalf as Principal and Chief Merchant, Jennifer N. Robinson as Executive Vice President and Chief Financial Officer, and William M. Baumann as Chief Information Officer. These newly hired executives together with Bridgett C. Zeterberg, our Executive Vice President Human Resources, General Counsel and Corporate Secretary, Phillip D. Hixon, our Executive Vice President of Stores and Real Estate, and Catherine Davis, our Senior Vice President of Marketing, have extensive retail and off-price experience. With this executive team we are confident that we have the right leaders with the right experience in place to drive results for the Company and our stockholders.
Our strong pay for performance philosophy is evidenced by the compensation realized by our executives for actual performance. When establishing our executive compensation, the Committee follows a thoughtful and deliberate approach that includes analysis of a number of qualitative and quantitative data points that are meant to balance business needs, individual and company performance and compensation rewards. The Compensation Committee is comprised solely of independent directors with significant experience and qualifications, and we take our responsibilities very seriously. We held 12 Compensation Committee meetings during fiscal 2021.
We are committed to ensuring that we have the appropriate executive programs in place to motivate and retain executives to drive sustainable growth and long-term stockholder value by reestablishing the fundamentals of the business in the off-price segment. In the Compensation Discussion and Analysis that follows you will read about the decisions that this Committee made regarding executives’ compensation and the tools used to rebuild this leadership team. In light of this we encourage you to support these efforts by voting FOR Proposal #2, Advisory Vote on Executive Compensation.
Douglas J. Dossey
Chair Compensation Committee

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Compensation Committee Report
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement. This report is submitted by the following independent directors, who comprise the Compensation Committee.
THE COMPENSATION COMMITTEE
Douglas J. Dossey, Chair
Frank M. Hamlin
W. Paul Jones
Reuben E. Slone
Our Named Executive Officers (NEOs)
Our NEOs serving as of the last day of fiscal 2021 are listed below:
Named Executive Officer	Principal Position
Fred Hand	Chief Executive Officer(1)
Marc D. Katz	Interim Chief Financial Officer(2)
Phillip D. Hixon	Executive Vice President, Store Operations and Real Estate
Bridgett C. Zeterberg	Executive Vice President Human Resources, General Counsel and Corporate Secretary
Paul G. Metcalf	Acting Chief Merchant(3)

(1)
Mr. Hand was appointed Chief Executive Officer on May 17, 2021. Steven R. Becker previously served as Chief Executive Officer during fiscal 2021.

(2)
Mr. Katz served as a consultant and in such role was appointed Interim Chief Financial Officer on May 20, 2021. Stacie Shirley previously served as Chief Financial Officer during fiscal 2021. As discussed further herein, Mr. Katz was appointed Principal and Chief Operating Officer effective as of September 9, 2021, and Jennifer Robinson was appointed Chief Financial Officer effective as of September 14, 2021.

(3)
Mr. Metcalf served as a consultant during fiscal 2021 and in such role was Acting Chief Merchant. As discussed further herein, Mr. Metcalf was appointed Principal and Chief Merchant effective as of September 14, 2021.

Executive Compensation Philosophy
Our compensation programs are designed to incent our executives to drive results and to align executive pay with stockholder value. To achieve this goal, historically our compensation program has included a combination of annual base salary, short and long-term equity incentives. As discussed below, following our Chapter 11 filing in the fourth quarter of fiscal 2020 and in light of the uncertainty surrounding COVID-19, we implemented a compensation program for fiscal 2021 that was designed to incent our executives to achieve a successful emergence from bankruptcy and position the Company to create long-term stockholder value. As a result, our compensation program for fiscal 2021 included a mix of annual base salary and retention incentives to retain key executives through emergence and the compensation delivered during restructuring was based on and aligned with relevant and recent Chapter 11 market observations. Following our emergence, to enhance our management team by attracting new executives and retain key existing members of our team, we used a mix of additional incentives, including employment agreements, long-term incentive awards and inducement awards.
As we move forward with our new executive team in place, we have returned to our historical mix of compensation to align executive pay with stockholder value. Accordingly, both our short

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and long-term incentive plans include only financial metrics. Therefore, a significant portion of the executives’ total direct compensation is pay-at-risk tied to the Company’s actual financial performance and to improving stockholder value. We believe that performance-based annual incentives and long-term equity compensation better align the interests of executives and stockholders for the years ahead.
We consider a number of relevant factors when determining an individual executive’s compensation package and manage total compensation around the median of the market as determined by analysis of our peer group and an evaluation of the broader retail industry. Our total compensation program is designed to attract and retain talented executives who are excited about and committed to our future success. As salary is designed to create the foundation of each executive’s ongoing pay package, we aim to reward short-term financial performance achievements through our cash incentive program, while long term value creation is incentivized through our long-term equity incentive program. In addition, we have stock ownership guidelines for executives to ensure direct alignment of executives with stockholders.
Compensation Governance
The Company’s executive compensation programs include key features that align with the interests of our NEOs and with our stockholders.
What We Do & What We Don’t Do
Our commitment to good corporate governance practices and accountability to our stockholders is described below:
✓	What We Do	✗	What We Don’t Do
✓	Significant portion of executive compensation is based on Company financial performance	✗	No discretionary bonuses paid to permanent NEOs when performance results are below threshold performance
✓	Pay for performance culture, with an emphasis on performance-based compensation	✗	No tax gross-up upon change-in-control
✓	Meaningful stock ownership guidelines with equity retention/holding requirements	✗	No repricing of stock options and no liberal share recycling
✓	Clawback policy for incentive programs	✗	No across-the-board pay increases
✓	Manage compensation risk by using a variety of financial metrics in pay programs and capping payouts	✗	No “single- trigger” change in control incentive plans
✓	Impose stringent restrictive covenants on those who receive awards under our LTI program	✗	No hedging or pledging of stock
✓	Use of independent compensation consultant who reports only to the Compensation Committee Chair	✗	No pension or executive SERP and no formal non-qualified benefits or perquisite programs
Compensation of our Named Executive Officers
Historical Perspective
Prior to the filing of Chapter 11 in May 2020, the Company provided three basic elements of executive compensation, consisting of base salary, short-term incentive cash compensation and long-term equity compensation. In determining executive compensation levels, the Compensation

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Committee consulted with our independent compensation consultants using external peer group and benchmarking data as well as considering input from our CEO as appropriate.
Pay Element	Form	Promote/Reward	Alignment with Objectives
Base Salary	Cash	Experience, scope of responsibility and individual performance	Provides a minimum fixed level cash compensation to attract/retain talented executives who can improve our overall performance
Annual Cash Bonus	Cash	Achievement of short-term pre-established performance results and incent/- reward financial and operating performance	Motivates executives to achieve specific performance goals and objectives
Long-Term Equity Incentive	Time-Based Restricted Stock Awards Performance-Based Restricted Stock Awards	Achievement of long- term growth and value creating actions necessary to increase the market value of our stock	Align executive pay with long-term stockholder value and retain key executive talent
Both the short-term annual cash incentive program and the performance-based restricted stock awards under the long-term equity compensation program were based upon financial performance metrics of the Company. No payments were made to our executives under the Company’s annual cash incentive plan for fiscal 2016, fiscal 2017, fiscal 2018 or fiscal 2020 as the threshold performance levels for each fiscal year were not achieved. In addition, none of the three-year performance-based restricted stock grants made have vested as the respective performance criteria have not been satisfied.
Components of Fiscal 2021 Executive Compensation Programs
Compensation During Pendency of Bankruptcy Proceedings
In consultation with the independent compensation consultant, the Compensation Committee implemented a compensation program that was designed to incent our executives to achieve a successful emergence and position the Company to create long-term stockholder value. This included a mix of base salary and retention incentives.

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In fiscal 2021 during the pendency of the bankruptcy proceedings, our NEOs received no base salary pay increases and all regular short and long-term incentive plans for executives were temporarily discontinued.
Named Executive Officer	Fiscal 2020 Annual	Fiscal 2021 Annual	Percent Increase
Steven R. Becker Former President and Chief Executive Officer	$750,000	$750,000	0%
Stacie R. Shirley Former Executive Vice President, Chief Financial Officer and Treasurer	$426,000	$426,000	0%
Bridgett C. Zeterberg Executive Vice President, Human Resources, General Counsel, and Corporate Secretary	$370,000	$370,000	0%
Phillip D. Hixon Executive Vice President, Store Operations	$322,000	$322,000	0%
In the fourth quarter of fiscal 2020, the Compensation Committee, recognizing that it needed consistent, experienced strong leaders focused on assisting the Company with meeting the daily responses to the COVID-19 pandemic as well as to retain their services during the reopening process, the bankruptcy reorganization proceedings and beyond, entered into retention letters (the “Retention Letters”) with Mr. Becker, Ms. Shirley, Ms. Zeterberg and Mr. Hixon. The Retention Letters provided for the payment on May 22, 2020 of retention awards in the following amounts: $600,000 to Mr. Becker; $250,000 to each of Ms. Shirley, and Ms. Zeterberg; and $150,000 to Mr. Hixon.
Under the terms of each Retention Letter, 50% of the retention award vested on February 1, 2021 (the “Time-Based Vesting Date”), and 50% of the retention award vested on December 31, 2020, the date of confirmation by the applicable court of such plan of reorganization (the “Performance-Based Vesting Date”). Under each Retention Letter, the applicable officer would have been required to repay the portion of the retention award that had not yet vested within 10 days of the first to occur of the following: (1) with respect to 100% of such officer’s retention award, the termination of such officer’s employment by the Company for cause or such officer’s voluntary resignation; or (2) with respect to the portion of the retention award eligible to vest on the Performance-Based Vesting Date, a sale of assets or liquidation other than a sale of assets as a going concern.
In addition, during the pendency of the Company’s bankruptcy proceedings, Mr. Metcalf served as Acting Chief Merchant and was compensated under a consulting agreement with the Company. See “Consultants” below for additional information.
Post-Emergence Equity Grants
In order to retain Company leadership and given the difficulty in setting appropriate and meaningful metrics following emergence from bankruptcy and the uncertainty of performance due to COVID-19, and the consequential financial crisis’ significant effect on the retail industry, in January 2021, in consultation with the independent compensation consultants, the Compensation Committee approved a special emergence equity grant to Ms. Shirley, Ms. Zeterberg and Mr. Hixon under the 2014 Long-Term Incentive Plan, as amended. Each award included 195,000 time-vesting shares of restricted stock, which vest ratably in four equal installments (25% per year) beginning on the first anniversary of the award date. In connection with her termination of employment, Ms. Shirley’s award was forfeited.
Leadership Enhancements
Following the Company’s emergence from bankruptcy, to drive the Company’s post emergence success and transformation, the Board engaged the leading executive search firm of Heidrick &

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Struggles to conduct a thorough and focused search for a new chief executive officer to lead and strengthen its executive team. The Company sought a proven off-price executive with experience with turnaround retail organizations, and exceptional leadership skills. In May the Company hired Fred Hand as Chief Executive Officer. Mr. Hand joined Tuesday Morning from Burlington Stores, Inc., where he had recently served as Principal and Chief Operating Officer and was responsible for leading Burlington’s stores and real estate organizations. He is an industry veteran with outstanding operating, merchandising and leadership skills in the off-price retail sector. In September 2021, Mr. Hand further enhanced the existing executive team by hiring veteran off-price executives, Marc Katz as Principal and Chief Operating Officer and Paul Metcalf as Principal and Chief Merchant. Both of these executives had extensive experience in the off-price segment.
Fred Hand
In connection with his appointment to Chief Executive Officer in May 2021, Mr. Hand entered into an employment agreement with the Company, dated May 2, 2021 (the “Hand Employment Agreement”). In consultation with the independent compensation consultant, the Compensation Committee approved the terms of the Hand Employment Agreement. The terms of the Hand Employment Agreement and Mr. Hand’s compensation are discussed under the “Chief Executive Officer Compensation”, “Narrative Disclosure to Summary Compensation Table” and ”Potential Payments upon Termination or Change in Control” sections below.
Consultants
In fiscal 2021, the Company retained the services of two consultants. Marc D. Katz was retained on May 20, 2021 to serve as Interim Chief Financial Officer and Paul G. Metcalf was retained under an amended consulting agreement to serve as Acting Chief Merchant. Mr. Katz’s and Mr. Metcalf’s consulting agreements are summarized under “Narrative Disclosure to Summary Compensation Table” below.
In connection with his appointment to Principal and Chief Operating Officer, Mr. Katz entered into an employment agreement with the Company, dated September 8, 2021 (the “Katz Employment Agreement”). The terms of the Katz Employment Agreement and Mr. Katz’s compensation are discussed under “Fiscal 2022 Compensation Highlights” and “Potential Payments Upon Termination or Change in Control” sections below.
On September 14, 2021 in connection with his appointment to Principal and Chief Merchant, Mr. Metcalf entered into an employment agreement with the Company, dated September 14, 2021 (the “Metcalf Employment Agreement”). The terms of the Metcalf Employment Agreement and Mr. Metcalf’s compensation are discussed under “Fiscal 2022 Compensation Highlights” and “Potential Payments Upon Termination or Change in Control” sections below.

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Chief Executive Officer Compensation
The following table summarizes Mr. Hand’s compensation pursuant to his employment agreement which is further described under “Narrative Disclosure to Summary Compensation Table” and “Potential Payments Upon Termination or Change in Control” sections below:
Compensation Component	Compensation Opportunity
Annual Base Salary	$1,000,000
Target Short-Term Incentive Opportunity	125% of Base Salary FY2022 – Annual Bonus to be no less than 100% of Base Salary
Annual LTI Equity Award
FY2022: 545,455 time-based RSUs, ratable vesting over four years. (September 22, 2021 Grant Date
FY2023: at least $1,750,000 of long-term incentive awards (form and type consistent with other executives).
Thereafter: at least $2,000,000 of long-term incentive awards (form and type consistent with other executives).

Signing Bonus with Clawback	$1,000,000
Inducement Equity Award: Time Based RSUs (May 19, 2021 Grant Date) which vest ratably over three years	1,538,462 restricted stock units
Inducement Equity Award: Performance-based RSUs (May 19, 2021 Grant Date) which vest over three to five years provided that certain stock price thresholds are met	1,230,769 performance restricted stock units
Carried Interest Agreement with Osmium Partners	30% of all carry distributions payable by certain members of Osmium Group in respect of its approximately 31.4% of the outstanding shares of common stock of the Company. Such entitlement will vest over 42 months
Other Compensation	Eligible to participate in all benefit programs made available to other senior executives of the Company generally. Reimbursement for expenses for an annual physical exam up to $5,000/year.
Fiscal 2022 Compensation Highlights
The following is a brief summary of certain changes to the compensation of the NEOs and for Ms. Robinson for fiscal 2022 which is intended to provide additional information to stockholders in their review of our compensation program for fiscal 2021.
Summary
For fiscal 2022, the Compensation Committee continues to support a performance-based compensation philosophy as in prior years. The fiscal 2022 compensation programs approved by the Compensation Committee include the following elements:
•
Annual Base Salary. Following a full analysis and executive compensation assessment and in consultation with it independent compensation consultant the Compensation Committee approved compensation increases for Ms. Zeterberg and Mr. Hixon. Such increases were based

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on individual performance, scope, and complexity of each role, market data, and internal pay equity. Ms. Zeterberg’s annual base salary was increased to $460,000 and Mr. Hixon’s annual base salary was increased to $350,000. Consistent with the terms of their respective employment agreements or offer letter, Mr. Hand will receive an annual base salary of $1,000,000, Mr. Katz will receive an annual base salary of  $700,000, Mr. Metcalf will receive an annual base salary of  $650,000 and Ms. Robinson will receive an annual base salary of  $450,000.
•
Annual Cash Incentive Plan. Under the annual cash incentive plan for fiscal 2022, participants will continue to have the opportunity to earn a target annual incentive payout as a percentage of incentive-eligible base salary. Target award opportunities (as a percentage of annual base salary) are 125% for Mr. Hand, 70% for Mr. Katz, 70% for Mr. Metcalf, 60% for Ms. Robinson, 60% for Ms. Zeterberg and 60% for Mr. Hixon. For fiscal 2022, the Compensation Committee determined that each NEO’s annual cash incentive payments will be based on achievement of Adjusted EBITDA goals (50% of total) and achievement of overall comparable stores sales growth percentage (50% of total). Except as described below with respect to Mr. Hand, actual earned awards can range from 0% to a maximum of 200% of their target award opportunity. Executive payments will be based on threshold, target and maximum performance targets for Adjusted EBITDA and Comparable Stores Sales Growth Percentage. As provided in his employment agreement, Mr. Hand will receive a bonus in fiscal 2022 that is no less than 100% of his annual base salary.

•
Equity Award Grants. The Company’s long-term incentive program is intended to align NEO interest with stockholders, drive decisions that result in sustained long-term financial and operational performance, and retain key executive talent. Long-term equity compensation was historically granted with the following design features: (1) performance-based restricted stock awards with performance metrics of EBITDA and 100% cliff vest after the three-year performance cycle and (2) time-vested restricted stock awards with a four-year ratable vesting. For fiscal 2018 and 2019, due to the depressed stock price, the Compensation Committee took a flat share approach and approved equity grants in an amount equal to the same number of shares granted in fiscal 2017. For fiscal 2019, this amount was approximately 48% of a regular grant. For fiscal 2020, in an attempt to return to a more regular grant, the Compensation Committee approved equity grants for the NEOs at 65% of the regular grant value but still below the market-based dollar value LTI target award opportunity. For fiscal 2021 no regular annual equity grants were made. Fiscal 2022 equity award grants were made to Mr. Hand, Mr. Katz, Mr. Metcalf and Ms. Robinson in accordance with the terms of their respect employment agreements or offer letter.

For the fiscal 2022 grants, other than the CEO, the Committee approved a mix of 50% time- based restricted stock units which vest ratably over three years, and 50% performance-based restricted stock units which requires the achievement of pre-established adjusted EBITDA performance targets over a cumulative three-year period through the end of fiscal 2024 to vest.
Fiscal 2022 New Executive Employment Agreements
Marc D. Katz Employment Agreement
In connection with his appointment to Principal and Chief Operating Officer in September 2021, Mr. Katz entered into an employment agreement with the Company, dated September 8, 2021 (the “Katz Employment Agreement”). In the Katz Employment Agreement, Mr. Katz agreed to serve as Principal and Chief Operating Officer for an initial term of three years which automatically renews for additional one-year periods unless either party gives 60 days prior written notice of nonrenewal. Under the terms of the Katz Employment Agreement, Mr. Katz is entitled to an annual base salary of not less than $700,000. The base salary payable to Mr. Katz is intended to provide a fixed component of compensation reflecting his skill set, experience, role and responsibilities.
Mr. Katz also is eligible to earn an annual bonus each fiscal year under the Company’s Annual Cash Incentive Plan based on a target bonus opportunity of no less than 70% of his annual base salary to the extent earned, based on performance against objective performance criteria. The Katz

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Employment Agreement also provided for a $100,000 signing bonus. In the event Mr. Katz’s employment is terminated by the Company for “cause” or by him without “good reason” (each as defined in the Employment Agreement) prior to the first anniversary of the effective date of the Employment Agreement, he will be required to repay the full amount of the signing bonus, and if his employment is terminated by the Company for cause or by him without good reason following the first anniversary but prior to the second anniversary of the effective date, he will be required to repay 50% of the signing bonus.
Under the Katz Employment Agreement, Mr. Katz is eligible to participate in the Company’s applicable equity incentive plan, and, each year during the term of the Katz Employment Agreement, he is entitled to receive equity incentive awards having a value of at least $700,000. In September 2021, the Company granted Mr. Katz an initial annual grant of RSUs valued at $700,000, 50% of which are time-based RSUs which vest ratably over three years and 50% of which are performance-based PRSUs which vest if the performance metrics are met by the end of the performance period of three years.
As an inducement to accept employment with the Company, the Employment Agreement also provided for the grant to Mr. Katz of inducement equity awards, including (i) an award of time-based restricted stock units having a grant date fair market value of  $1,500,000 (the “Katz Inducement RSUs”) and (ii) an award of performance-based restricted stock units having a grant date fair market value of  $1,500,000 (the “Katz Inducement PRSUs”). The Katz Inducement RSUs will vest in equal installments on each of the first three anniversaries of the date of grant, so long as Mr. Katz remains employed through each vesting date. The Katz Inducement PRSUs will vest over a period of five years from the date of grant (subject to Mr. Katz’s continuous employment through each vesting date) and are subject to both time-based and performance-based vesting and only fully vest when both time-based and performance-based vesting conditions are met. The Katz Inducement PRSUs are divided into three equal tranches (Tranches A, B, and C), each of which will performance vest if the value of the Company’s common stock equals or exceeds a specified threshold for a period of 30 consecutive trading days as follows: Tranche A, $6.00 per share; Tranche B, $9.00 per share; and Tranche C, $12.00 per share.
In the Katz Employment Agreement, Mr. Katz agreed to certain restrictive covenants during the employment term and for 18 months thereafter.
Under the Katz Employment Agreement, Mr. Katz is entitled to certain severance benefits as discussed below under “Potential Payments upon Termination or Change of Control.”
Paul G. Metcalf Employment Agreement
In connection with his appointment to Principal and Chief Merchant Officer in September 2021, Mr. Metcalf entered into an employment agreement with the Company, dated September 14, 2021 (the “Metcalf Employment Agreement). In the Metcalf Employment Agreement, Mr. Metcalf agreed to serve as Principal and Chief Merchant for an initial term of three years which automatically renews for additional one-year periods unless either party gives 60 days prior written notice of nonrenewal. Under the terms of the Metcalf Employment Agreement, Mr. Metcalf is entitled to an annual base salary of not less than $650,000. The base salary payable to Mr. Metcalf is intended to provide a fixed component of compensation reflecting his skill set, experience, role and responsibilities.
Mr. Metcalf also is eligible to earn an annual bonus each fiscal year under the Company’s Annual Cash Incentive Plan based on a target bonus opportunity of no less than 70% of his annual base salary to the extent earned, based on performance against objective performance criteria.
Under the Metcalf Employment Agreement, Mr. Metcalf is eligible to participate in the Company’s applicable equity incentive plan, and, each year during the term of the Metcalf Employment Agreement, he is entitled to receive equity incentive awards having a value of at least $650,000. In September 2021, the Company granted Mr. Metcalf an initial annual grant of RSUs valued at $650,000, 50% of which are time-based RSUs which vest ratably over three years and 50% of which are performance-based PRSUs which vest if the performance metrics are met by the end of the performance period of three years.

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As an inducement to accept employment with the Company, the Metcalf Employment Agreement also provided for the grant to Mr. Metcalf of inducement equity awards, including (i) an award of time-based restricted stock units having a grant date fair market value of  $500,000 (the “Metcalf Inducement RSUs”) and (ii) an award of performance-based restricted stock units having a grant date fair market value of  $1,000,000 (the “Metcalf Inducement PRSUs”). The Metcalf Inducement RSUs will vest in equal installments on each of the first three anniversaries of the date of grant, so long as Mr. Metcalf remains employed through each vesting date. The Metcalf Inducement PRSUs will vest over a period of four years from the date of grant (subject to Mr. Metcalf’s continuous employment through each vesting date) and are subject to both time-based and performance-based vesting and only fully vest when both time-based and performance-based vesting conditions are met. The Metcalf Inducement PRSUs are divided into two equal tranches (Tranches A and B), each of which will performance vest if the value of the Company’s common stock equals or exceeds a specified threshold for a period of 30 consecutive trading days as follows: Tranche A, $9.00 per share and Tranche B, $12.00 per share.
In the Metcalf Employment Agreement, Mr. Metcalf agreed to certain restrictive covenants during the employment term and for 18 months thereafter.
Under the Metcalf Employment Agreement, Mr. Metcalf is entitled to certain severance benefits as discussed below under “Potential Payments upon Termination or Change of Control.”
Jennifer N. Robinson Employment Offer Letter
In connection with Ms. Robinson’s appointment as Executive Vice President, Chief Financial Officer, the Company and Ms. Robinson entered into an offer letter dated as of July 29, 2021 (the “Robinson Offer Letter”). The Offer Letter provides for an annual base salary of  $450,000 and an annual target bonus opportunity of 60% of Ms. Robinson’s base salary, with the amount actually earned based on performance. The annual cash incentive plan further provides for a threshold incentive payout opportunity at 25% and a maximum level of performance payout opportunity at 200%. The Robinson Offer Letter also provides for a $300,000 signing bonus. In the event Ms. Robinson terminates her employment with the Company prior to the first anniversary of her employment, she will be required to repay the full amount of the signing bonus, and if she terminates her employment with the Company following the first anniversary but prior to the second anniversary of her employment, she will be required to repay 50% of the signing bonus. In accordance with the terms of the Robinson Offer Letter, in September 2021, the Company granted Ms. Robinson an initial annual grant of RSUs valued at $350,000, 50% of which are time-based RSUs which vest ratably over three years and 50% of which are performance-based PRSUs which vest if the performance metrics are met by the end of the performance period of three years. Such grants are subject to the terms and conditions of a separate award agreement. Ms. Robinson is also entitled to standard employee benefits generally offered to the Company’s employees.
Other Compensation
Executive Severance Plan
On May 1, 2018, the Compensation Committee, following consultation with its independent compensation consultant, and taking into account amongst other things, the competitive pressures in the retail industry and competitive hiring pressures in the Dallas-Fort Worth market, approved the adoption of the Tuesday Morning Corporation Executive Severance Plan (the “Severance Plan”). The adoption of the Severance Plan is to provide financial and transitional assistance to certain executives of the Company with the title of Senior Vice President or higher, which include our NEOs other than our CEO (the “Eligible Executives”), following a termination of employment under certain circumstances. The terms of the Severance Plan are further described under the “Potential Payments Upon Termination or Change in Control” section below.
Other Compensation
With respect to other compensation, our NEOs are entitled to participate in all employee benefit plans, including our 401(k) plan, health and dental plans, life insurance and disability plans.

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We do not offer non-qualified benefits such as deferred compensation, corporate-owned life insurance or supplemental executive retirement programs to our NEOs. In addition, we provide minimal perquisites to our executives which are referenced in footnote (4) of the Summary Compensation Table below. The Compensation Committee believes that the perquisites provided to our executives are reasonable and consistent with its overall compensation program to better enable us to attract and retain superior employees for key positions. We generally do not provide tax gross-ups upon a change in control to our executive officers. However, we determined that it was appropriate and necessary to provide tax gross-ups for certain relocation and commuting expenses in order to retain the services of Mr. Hand and Mr. Katz.
The Role of the Compensation Committee
The Compensation Committee of the Board of Directors (the “Committee”) is responsible for establishing and implementing our executive compensation programs. Our Compensation Committee consists of four independent directors. Each member of the Committee is independent under the listing standards of the NASDAQ. The Committee determines compensation for the officers of the Company at the level of Senior Vice President and above, other than the Chief Executive Officer. The Chief Executive Officer’s compensation is determined by all the independent directors of the Board of Directors considering the Committee’s recommendations. The Committee assesses market data and competitive practices, reviews and approves individual executive annual pay targets, sets financial and business metrics for performance-based plans, reviews results and approves final payout levels for executive officers. As part of the Committee’s deliberations, the Chief Executive Officer makes recommendations for the executive officers other than himself. The Committee considers these recommendations in making its determinations.
The Role of the Independent Compensation Consultant
The Committee engages an independent consultant to assist in its review of and decisions on executive compensation. This independent compensation consultant provides current market research and analysis against which executive compensation programs and proposals can be evaluated, including review of the Company’s peer group, competitive market trends and benchmarks and program design practices. The independent executive compensation consultant reports directly to the Committee which has the authority to retain, terminate, compensate and oversee any compensation consultant or other advisors to assist the Committee in the discharge of its responsibilities.
Since February 2018, the Committee has engaged Willis Towers Watson as its outside independent compensation consultant. For fiscal 2021, Willis Towers Watson assisted the Compensation Committee with:
•
advice and analysis of compensation during Chapter 11 and following emergence from Chapter 11;

•
advice and analysis on the design, structure and level of executive compensation; focused heavily on long-term incentive compensation;

•
review of market survey and proxy compensation data for benchmarking;

•
advice on the external retail environment and evolving compensation trends;

•
peer group review and analysis; and

•
review of current and past retail practices for delivering performance-based pay in a challenging environment.

Following a review of the independence of Willis Towers Watson, the Compensation Committee concluded that no conflict of interest exists with respect to the work of Willis Towers Watson. Willis Towers Watson did no other work with the Company in fiscal 2021. The Compensation Committee has a policy that states that any projects done with Willis Towers Watson outside of board and executive compensation activities must be reviewed and approved by the Committee.

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As compensation consultants, Willis Towers Watson representatives attend all Compensation Committee meetings, including executive sessions and are available to the Compensation Committee on an ongoing basis. Although the compensation consultants to the Compensation Committee work with our management on various matters for which the Compensation Committee is responsible, our management does not direct or oversee the retention or activities of Willis Towers Watson.
The Role of Management
Management makes recommendations to the Committee regarding the design and implementation of our executive compensation programs. In reviewing and making compensation decisions, the Compensation Committee considers the CEO’s view of the business, people strategy and the performance of other senior leaders. However, the CEO has no role in setting his own compensation package. Management works with Willis Towers Watson in making recommendations that are consistent with the Company’s philosophy and objectives. The compensation consultant works directly with the Compensation Committee on CEO compensation.
The Role of Peer Group and Benchmarking
The market for executive talent and understanding how other retailers compensate their leaders is critical in the design and assessment of executive compensation programs. Through our bankruptcy and emergence, and subsequently in our ongoing management of executive’s pay, the Committee relies on market data to establish a foundation for making critical pay decisions.
Through the bankruptcy and our emergence, Willis Towers Watson provided market data of similarly situated companies managing pay through a restructuring.
For the year ahead, as in the past, the Committee considers various criteria in determining the peer group including revenue, financial performance and focus on retailers with business characteristics similar to Tuesday Morning. In general, the peer group includes retail, hard goods retail, household goods retail, off-price retail, and other retailers with similar number of stores and employees. In addition to peer group data, the Committee also considers peer group industry surveys to benchmark pay for executives for which peer group data is not available or applicable. Market data is referenced when making compensation determinations, and the Committee also considers Company performance and need as well as individual experience and performance relevant to the executive’s role. Likewise, the Compensation Committee considered relevant data from its independent compensation consultant when hiring executives to rebuild the leadership team as described in this CD&A.
During the pendency of the bankruptcy the Committee with advice from Willis Towers Watson reviewed generally the compensation practices of other companies in bankruptcy. Following emergence in February 2021, the Compensation Committee conducted a comprehensive evaluation of our peer group to assure that it provides a relevant comparison to the market. Based on this review the peer group was updated for purposes of benchmarking executive compensation.
The Compensation Committee, with advice from Willis Towers Watson, elected to make the following changes to our peer group in February of fiscal 2021. Our fiscal 2021 peer group is:

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Peer Group
Removed	Current	Added
La-Z-Boy Inc.	At Home Group, Inc.	Boot Barn Holdings, Inc.
Pier 1 Imports	Big 5 Sporting Goods Corporation	J. Jill, Inc.
Stage Stores	Boot Barn Holdings, Inc.	The Buckle, Inc.
Stein Mart	Citi Trends, Inc.	The Container Store Group, Inc.
Five Below, Inc.
Haverty Furniture Companies, Inc.
Hibbit Sports, Inc.
J. Jill, Inc.
Kirkland’s, Inc.
Ollie’s Bargain Outlet Holdings, Inc.
Restoration Hardware
Shoe Carnival, Inc.
The Buckle, Inc.
The Cato Corporation
The Container Store Group, Inc.
Internal Pay Relationships
Our executive compensation philosophy reflects the importance of offering a competitive target compensation package. In general, the differences in pay between the NEOs relative to each other and relative to the Chief Executive Officer, as well as non-managerial associates, are based on market differences for the job, job responsibilities and scope, and individual experience and performance, rather than a pre-determined ratio or multiple.
Relationship of Executive Compensation to Risk
In connection with fulfilling its responsibilities, the Committee considers whether the design of the Company’s executive compensation programs encourages executives to engage in excessive risk-taking. The Committee reviews the overall program design, as well as the balance between short-term and long-term compensation, the metrics used to measure performance, and the total award opportunity under the Company’s incentive compensation programs, and other features designed to mitigate risk such as vesting requirements, stock ownership guidelines, the Company’s insider trading policy, the Company’s claw-back policy, and the Company’s prohibition on hedging and pledging of Company securities by directors and senior management. Based on its review, the Committee believes that the Company’s executive compensation programs are aligned with the interest of stockholders, appropriately reward pay for performance and do not promote unnecessary or excessive risk.
Additional Compensation Governance Policy and Practices
Compensation Program Risk
As part of its oversight of our executive pay programs, the Compensation Committee considers the impact of our compensation programs and the incentives created by the potential compensation rewards that it administers on our risk profile. In addition, we review all of our existing compensation policies and plans to determine whether they present a significant risk. Some of the factors included in this review are:
•
Board and Committee oversight;

•
Mix of fixed and variable compensation pay components;

•
Use of performance-based metrics in short-term and long-term equity incentive plans;

•
Use of relatively smooth performance ranges around target without steep payout cliffs that might encourage inappropriate short-term business decisions in order to achieve a payout;

•
Rewards tied to our formulaic results;

33 | 2021 Proxy Statement

•
Caps on potential compensation earnings;

•
Stock vesting schedules;

•
Adoption of stock ownership requirements;

•
Use of independent compensation consultant; and

•
Adherence to company policies, internal controls, and risk management guideline.

Based on this review, we have concluded that our compensation policies and plans are not reasonably likely to have a material adverse effect.
Compensation Committee Interlocks and Insider Participation
None of the persons who served on our Compensation Committee during the last completed fiscal year (Sherry M. Smith, Douglas J. Dossey, Frank M. Hamlin, Reuben E. Slone, W. Paul Jones or Barry S. Gluck): (i) was formerly an officer of the Company; (ii) during the last fiscal year, was an officer or employee of the Company; or (iii) had any relationship requiring disclosure under Item 404 of Regulation S-K, except with respect to Mr. Dossey as a result of his position with TCM (See “Certain Relationships and Related Party Transactions” for a discussion of the participation of an affiliate of TCM in a $25 million term loan and $40 million rights offering in connection with the Company’s emergence from bankruptcy proceedings). None of our executive officers served as a member of the compensation committee or similar committee or as a member of the board of directors of any other entity one of whose executive officers served on the Compensation Committee or as a member of the Board of Directors of the Company.
Stock Ownership Guidelines and Retention/Holding Requirements for Executives and Non-Employee Directors
The Compensation Committee adopted stock ownership requirements for our NEOs and non-employee directors in 2014 which have been updated in 2015 and 2019. These guidelines are intended to encourage the investment by our directors and NEOs in the Company and to promote a long-term perspective in managing the company.
A NEO’s or non-employee director’s minimum stock ownership value is calculated using his or her then current retainer or base salary. In order to reduce the impact of stock price fluctuation on a participant’s ongoing obligation to achieve and maintain compliance with the guidelines, the value of the participant’s holdings, as of any assessment date, will be based on the greater of the closing price of the Company’s stock on the last trading day prior to the assessment, or the following:
•
with respect to shares of Company stock purchased on the open market, the cost of such shares,

•
with respect to restricted shares acquired under any Company stock incentive plan, the fair market value (as defined under the applicable stock incentive plan) on the date of grant, and

•
with respect to shares acquired under stock options, the fair market value at the time of exercise of the option.

Once a participant has met the applicable ownership guideline, the number of shares a participant is expected to hold to meet the guideline remains fixed, and fluctuations in market value of the Company’s shares do not increase or decrease the number of shares needed.
Organizational Level	Ownership Guideline as a Multiple of Base Salary/Annual Cash Retainer
Chief Executive Officer	5x
Chief Operating Officer and Principals	3x
Executive Vice President	2x
Senior Vice President	1x
Non-Employee Directors	3x

2021 Proxy Statement | 34

For purposes of calculating stock ownership, the following sources may be included:
•
shares of common stock owned outright by the non-employee director or officer, as well as stock owned by his or her immediate family members residing in the same household;

•
shares of common stock held in trust for the benefit of the non-employee director or officer, as well as his or her family;

•
unvested restricted stock or restricted stock units;

•
if applicable, shares of common stock held pursuant to deferred compensation arrangements; and

•
if applicable, shares purchased with amounts invested in the Company’s retirement plans, including, without limitation, the 401(k) plan and any employee stock purchase plan.

Unexercised options and unearned performance shares are not counted toward stock ownership requirements.
If an NEO or non-employee director has not met the stock ownership requirement, such NEO or non-employee director must retain 50% of the net shares (after cashless exercises of options and the payment of any applicable tax liability related to equity grants by the Company) of the vested long-term incentive plan shares or annual equity retainer awarded to the NEO or non-employee director. The NEO or non-employee director may sell Company stock acquired by exercising stock options for the limited purpose of paying the exercise price of the stock option and may sell shares to pay any applicable tax liability related to equity grants by the Company.
Each of our directors and executive officers is in compliance with these requirements. Certain directors and executive officers have satisfied the minimum ownership levels and all other directors and executive officers are in compliance with the retention and holding requirements.
Clawback Policy
The Company may recoup all or any portion of any shares or cash paid to a participant in connection with an award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, approved by the Board.
Anti-Hedging and Anti-Pledging Policies
We have an anti-hedging policy that prohibits the NEOs, the Company’s Board of Directors and other Company employees from hedging against a decrease in the value of the Company’s stock. Under the policy, the NEOs are prohibited from purchasing any financial instruments designed to offset decreases in the market value of the Company’s stock. During fiscal 2021, all NEOs were in compliance with this policy.
The Company has also adopted an anti-pledging policy that prohibits the NEOs, the Company’s Board of Directors and other Company employees from holding the Company’s stock in a margin account or otherwise pledging the Company’s stock as collateral for a loan. None of the NEOs pledged any Company stock in fiscal 2021.

35 | 2021 Proxy Statement

Summary Compensation Table

The table below summarizes the total compensation of each of the NEOs for the fiscal year ended June, 30, 2021, June 30, 2020 and June 30, 2019.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change In Pension Value And Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Fred Hand(5) President and Chief Executive Officer	2021	125,000	1,000,000	9,065,730	—	—	—	—	10,190,730
Steven R. Becker(6) Former President and Chief Executive Officer	2021	750,000	—	—	—	—	—	865,401	1,615,401
	2020	747,583	600,000	910,000	—	—	—	12,583	2,270,166
	2019	732,500	—	1,089,049	426,104	1,000,280	—	12,383	3,260,316
Marc D. Katz(7) Interim Chief Financial Officer	2021	—	—	—	—	—	—	52,661	52,661
	2020	—	—	—	—	—	—	—	—
	2019	—	—	—	—	—	—	—	—
Stacie R. Shirley(8) Former Executive Vice President, Chief Financial Officer and Treasurer	2021	355,000	—	288,600	—	—	—	29,901	673,501
	2020	424,166	810,000	97,501	—	—	—	12,248	1,343,915
	2019	413,195	240,000	94,448	63,916	338,640	—	12,402	1,162,601
Paul G. Metcalf(9) Acting Chief Merchant	2021	—	—	602,550	—	—	—	1,022,466	1,625,016
Bridgett C. Zeterberg(10) Executive Vice President, Human Resources, General Counsel, and Corporate Secretary	2021	370,000	—	288,600	—	—	—	10,516	669,116
	2020	366,667	600,000	97,501	—	—	—	10,850	1,075,018
	2019	342,500	150,000	36,325	30,025	257,833	—	109,016	827,599
Phillip D. Hixon(11) Executive Vice President, Store Operations	2021	322,000	—	288,600	—	—	—	16,109	626,709
	2020	320,667	500,000	97,501	—	—	—	16,069	934,237
	2019	312,667	150,000	94,448	63,916	256,224	—	14,954	892,209

(1)
With respect to Mr. Hand, represents a sign-on bonus paid according to the terms of his employment agreement.

(2)
These columns represent the grant date fair value of the respective equity awards computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”). The amounts reflect the probable outcome of performance conditions and market conditions as of the date of grant that affect the vesting of awards and exclude the impact of estimated forfeitures related to service based vesting conditions. Refer to note (1)(l) and note (7) to the Company’s consolidated financial statements herein for additional information on the valuation assumptions used in the calculation of grant date fair value for stock and option awards included in the Summary Compensation Table above. For additional information regarding stock and option awards to the NEOs, refer to the "Outstanding Equity Awards at 2021 Fiscal Year End" table. The actual value realized by any named executive officer from these awards may range from $0 to greater than the amounts reported, depending on the Company’s performance, the market value of our common stock and the officer’s number of additional years of service with the Company.

A portion of the amounts reflected under stock awards for fiscal 2021 for Mr. Hand includes the value of performance-based restricted stock awards (assuming all units vest), with a value of

2021 Proxy Statement | 36

$4,000,000. Also includes $65,729 of Stock-based compensation for Mr. Hand as futher described under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in Fiscal 2021 Table — Employment Agreements or Arrangements — Carried Interest Agreement.”
(3)
There was no annual cash incentive plan for fiscal 2021.

(4)
The amounts set forth in this column reflect the following for the fiscal year ended June 30, 2021.

Name	Matching Contributions(4-a)	Life Insurance(4-b)	Long-Term Care Benefits(4-c)	Medical Concierge Separation Pay(4-d)	Consulting Fee(4-e)	Services(4-f)	COBRA(4-g)	Total
Fred Hand	—	—	—	—	—	—	—	—
Steven R. Becker	11,600	1,340	—	843,750	—	5,000	3,712	865,401
Marc D. Katz	—	—	—	—	52,661	—	—	52,661
Stacie R. Shirley	8,915	986	—	—	20,000	—	—	29,901
Paul G. Metcalf	—	—	—	—	1,022,466	—	—	1,022,466
Bridgett C. Zeterberg	8,733	1,783	—	—	—	—	—	10,516
Phillip D. Hixon	11,400	4,303	406	—	—	—	—	16,109

(4-a)
Matching contributions allocated by the Company to each of the NEOs pursuant to the Company’s 401(k) Profit Sharing Plan available to all eligible employees.

(4-b)
The value attributable to $300,000 of life insurance premiums (and imputed income) provided under the Company’s health benefit program available to all eligible employees.

(4-c)
The value attributable to Long-term Care benefit coverage provided under a grandfathered long-term care insurance program.

(4-d)
This includes $93,750 in separation payments made to Mr. Becker in FY21 and a vested cash LTIP award in the amount of  $750,000.

(4-e)
Consulting fees paid to Mr. Katz and Mr. Metcalf in FY21. Includes expense reimbursement for Mr. Katz and Mr. Metcalf. Ms. Shirley received consulting fees of $20,000 in fiscal 2021 for services provided following her resignation as Chief Financial Officer.

(4-f)
The cost of medical concierge services provided to Mr. Becker in FY21.

(4-g)
The cost of COBRA coverage paid for Mr. Becker in FY21.

(5)
Mr. Hand was appointed as Chief Executive Officer in May 2021 .

(6)
Mr. Becker’s resignation as Chief Executive Officer and President was effective in May 2021.

(7)
In fiscal 2021, Mr. Katz provided services to the Company under a consulting agreement. In September 2021, Mr. Katz was appointed Principal and Chief Operating Officer of the Company. See “Compensation Discussion and Analysis — Fiscal 2022 Compensation Highlights” for additional information regarding Mr. Katz’s employment.

(8)
Ms. Shirley’s resignation as Chief Financial Officer was effective in May 2021.

(9)
In fiscal 2021, Mr. Metcalf provided services to the Company under a consulting agreement. In September 2021, Mr. Metcalf was appointed Principal and Chief Merchant of the Company. See “Compensation Discussion and Analysis — Fiscal 2022 Compensation Highlights” for additional information regarding Mr. Metcalf's employment agreement.

(10)
Ms. Zeterberg was promoted to Executive Vice President Human Resources, General Counsel and Corporate Secretary in February 2019. Prior to her promotion to Executive Vice President Human Resources, General Counsel and Corporate Secretary, Ms. Zeterberg held the position of Senior Vice President Human Resources-General Counsel and Corporate Secretary.

37 | 2021 Proxy Statement

(11)
Mr. Hixon has served as Executive Vice President, Store Operations since September 2015. Prior to his promotion, Mr. Hixon held the position of Senior Vice President, Store Operations from June 2014 to September 2015.

2021 Proxy Statement | 38

Grants of Plan-Based Awards in Fiscal 2021

The following table sets forth certain information with respect of the stock awards granted to the named executive officers during the fiscal year ended June 30, 2021.
	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards	All Other Option Awards		Grant Date Fair Value of Stock and Option Awards(4) $
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units(3) #	Number of Securities Underlying Options #	Exercise or Base Price ($/Sh)
Fred Hand(5)		—	—	—	—	—	—	—	—	—
	5/19/21	—	—	—	—	—	—	1,538,462	—	—	5,000,001
	5/19/21	—	—	—	410,257	—	1,230,769	—	—	—	4,000,000
Steven R. Becker(6)	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Marc D. Katz(6)	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Stacie R. Shirley(7)		—	—	—	—	—	—	—	—	—	—
	1/21/21	—	—	—	—	—	—	195,000	—	—	288,600
Paul G. Metcalf(8)	3/30/21	—	—	—	—	—	—	195,000	—	—	602,550
		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Bridgett C. Zeterberg(9)	—	—	—	—	—	—	—	—	—	—	—
	1/21/21	—	—	—	—	—	—	195,000	—	—	288,600
Phillip D. Hixon(10)	—	—	—	—	—	—	—	—	—	—	—
	1/21/21	—	—	—	—	—	—	195,000	—	—	288,600

(1)
No non-equity incentive plan awards were made in fiscal year 2021.

(2)
Reflects performance-based restricted stock units granted to Mr. Hand. One-third of the units will vest upon attainment of a minimum stock price threshold, an additional third will vest upon attainment of a higher stock price threshold, and the final third will vest upon attainment of a higher stock price threshold. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in Fiscal 2021 Table — Employment Agreements or Arrangements” for additional information.

(3)
Includes time-vesting restricted stock granted to the named executive officers. Also includes CEO inducement grant of time-vesting restricted stock and performance-based stock.

(4)
This column represents the grant date fair value of the respective equity awards computed in accordance with FASB ASC Topic 718. The amounts shown reflect the probable outcome of performance conditions and market conditions that affect the vesting of awards and exclude the impact of estimated forfeitures related to service-based vesting conditions. Refer to note (1)(l) and note (7) to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 for additional information on the valuation assumptions used in the calculation of grant date fair value for stock and option awards. All equity awards granted during fiscal 2021 were granted pursuant to the 2014 Plan, except that the awards to Mr. Hand were made as separate inducement awards. See “Compensation Discussion and Analysis” above for additional information.

(5)
The equity awards granted to Mr. Hand consist of: (i) a grant of 1,538,462 of time-vesting restricted stock units on May 19, 2021, which vest in three equal annual installments on May 19, 2022, May 19, 2023, and May 19, 2024; (ii) a grant of 1,230,769 performance-based restricted stock units on May 19, 2021 which vest in five installments with 20% vesting on May 19, 2024, 30% vesting on November 19, 2024, 40% vesting on May 19, 2025, 5% vesting on November 19, 2025, and 5% vesting on May 19, 2026, subject to certain performance

39 | 2021 Proxy Statement

conditions as futher described in “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in Fiscal 2021 Table — Employment Agreement or Arrangements.”
(6)
No equity awards were granted to Mr. Becker or Mr. Katz during fiscal 2021.

(7)
The equity award granted to Ms. Shirley consists of a grant of 195,000 shares of time-vesting restricted stock on January 21, 2021, which vest in four equal annual installments on January 21, 2022, January 21, 2023, January 21, 2024, and January 21, 2025. As a result of Ms. Shirley’s resignation in May 2021, none of these shares of restricted stock will vest.

(8)
The equity award granted to Mr. Metcalf consists of a grant of 195,000 time-vesting restricted stock units on March 30, 2021, which vest in four equal annual installments on March 30, 2022, March 30, 2023, March 30, 2024, and March 30, 2025.

(9)
The equity award granted to Ms. Zeterberg consists of a grant of 195,000 shares of time-vesting restricted stock on January 21, 2021, which vest in four equal annual installments on January 21, 2022, January 21, 2023, January 21, 2024, and January 21, 2025.

(10)
The equity award granted to Mr. Hixon consists of a grant of 195,000 shares of time-vesting restricted stock on January 21, 2021, which vest in four equal annual installments on January 21, 2022, January 21, 2023, January 21, 2024, and January 21, 2025.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in Fiscal 2021 Table

Employment Agreements or Arrangements
Employment Agreement with Mr. Hand
In connection with his appointment to Chief Executive Officer in May 2021, Mr. Hand entered into an employment agreement with the Company, dated May 2, 2021 (the “Hand Employment Agreement”). In the Hand Employment Agreement, Mr. Hand agreed to serve as Chief Executive Officer for an initial term of three years which automatically renews for additional one-year periods unless either party gives prior written notice of nonrenewal. Under the terms of the Hand Employment Agreement, Mr. Hand is entitled to an initial annual base salary of  $1,000,000. The base salary payable to Mr. Hand is intended to provide a fixed component of compensation reflecting his skill set, experience, role and responsibilities.
Mr. Hand also is eligible to earn an annual bonus each fiscal year under the Company’s annual cash incentive plan. For the 2022 fiscal year only, Mr. Hand’s annual bonus will be no less than 100% of his base salary. The Hand Employment Agreement also provided for a $1,000,000 signing bonus. In the event Mr. Hand’s employment is terminated by the Company for “cause” or by him without “good reason” (each as defined in the Hand Employment Agreement) prior to the first anniversary of the effective date of the Hand Employment Agreement, he will be required to repay the full amount of the signing bonus, and if his employment is terminated by the Company for cause or by him without good reason following the first anniversary but prior to the second anniversary of the effective date, he will be required to repay 50% of the signing bonus. Under the Hand Employment Agreement, Mr. Hand is eligible to participate in the Company’s applicable equity incentive plan, and, with respect to the 2022 fiscal year, he is entitled to receive an award of restricted stock units having an aggregate grant date fair value of  $1,500,000, to be granted at the time equity awards are generally granted for that year. For the 2023 fiscal year, Mr. Hand will be eligible to receive long-term incentive awards with an aggregate grant date fair value of at least $1,750,000, and at least $2,000,000 for each fiscal year after 2023. Mr. Hand will also be eligible to participate in the Company’s benefit plans generally and is entitled to the payment of certain relocation expenses and legal fees in connection with the negotiation and drafting of the Hand Employment Agreement.

2021 Proxy Statement | 40

In accordance with the Hand Employment Agreement, in May 2021 Mr. Hand also received a grant of inducement equity awards, including (i) an award of 1,538,462 time-based restricted stock units (the “Hand Inducement RSUs”) and (ii) an award of 1,230,769 performance-based restricted stock units (the “Hand Inducement PRSUs”). The Hand Inducement RSUs will vest in equal installments on each of the first three anniversaries of the date of grant, so long as Mr. Hand remains employed through each vesting date. The Hand Inducement RSUs are intended to replace awards previously granted to Mr. Hand in connection with his prior employment. The Hand Inducement PRSUs will vest over a period of five years from the date of grant (subject to Mr. Hand’s continuous employment through each vesting date) and are subject to both time-based and performance-based vesting and only fully vest when both time-based and performance-based vesting conditions are met. The Hand Inducement PRSUs are divided into three equal tranches (Tranches A, B, and C), each of which will performance vest if the value of the Company’s common stock equals or exceeds a specified threshold for a period of 30 consecutive trading days as follows: Tranche A, $6.00 per share; Tranche B, $9.00 per share; and Tranche C, $12.00 per share.
Under the Hand Employment Agreement, Mr. Hand also is eligible to receive reasonable relocation expenses associated with his relocation to the Dallas, Texas metropolitan area and temporary housing expenses up to a maximum expense of  $50,000. The Company agreed to gross up for tax purposes any income arising from such payments that is treated as nondeductible taxable income so that the economic benefit is the same to Mr. Hand as if such payment or benefits were provided on a nontaxable basis.
Under the Hand Employment Agreement, Mr. Hand is entitled to certain severance benefits as discussed below under “Potential Payments upon Termination or Change of Control.”
In the Hand Employment Agreement, Mr. Hand agreed to certain restrictive covenants during the employment term and for 18 months thereafter.
Carried Interest Agreement
Upon his appointment as the Company’s Chief Executive Officer, Mr. Hand entered into agreements with Osmium Partners, pursuant to which Mr. Hand became entitled to receive 30% of all carry distributions (“Carried Interest”) payable by certain members of Osmium Group in respect of its ownership interest in shares of common stock of the Company (including warrants to purchase 10,000,000 shares of common stock).
Subject to Mr. Hand’s continued employment with the Company, such entitlement will vest over 42 months as follows: (a) on the second anniversary of Mr. Hand’s employment by the Company, Mr. Hand’s entitlement to approximately 17.14% (the product of 30% times 24/42) of the Carried Interest will become vested, and (b) thereafter, Mr. Hand’s entitlement to approximately 0.71% (the product of 30% times 1/42) of the Carried Interest will become vested each month. In addition, Mr. Hand’s entitlement to a portion of the Carried Interest will be subject to a participation threshold in the minimum amount necessary to render his entitlement a valid profit interest for tax purposes.
Under applicable accounting rules, this transaction is treated as a share-based payment by the Company to Mr. Hand with a corresponding capital contribution by Osmium Partners to the Company. Share-based compensation expense with respect to the Carried Interest Agreement was $65,729 for fiscal 2021.
Consulting Agreements
During fiscal 2021, each of Mr. Katz and Mr. Metcalf provided services to the Company as consultants pursuant to consulting agreements.
From May 20, 2021 until his appointment as Chief Operating Officer of the Company on September 9, 2021, Mr. Katz served as a consultant to the Company. Under the terms of a consulting agreement between the Company and Mr. Katz (the “Katz Consulting Agreement”), Mr. Katz received a monthly consulting fee of  $50,000. Additionally, upon his completion of 90 days of

41 | 2021 Proxy Statement

providing services to the Company, Mr. Katz received a bonus of  $100,000. Upon the Company and Mr. Katz entering into the Katz Employment Agreement on September 8, 2021, the Katz Consulting Agreement terminated. See “Compensation Discussion and Analysis – Fiscal 2022 Compensation Highlights – Fiscal 2022 New Executive Employment Agreements” for additional information regarding the Katz Employment Agreement.
Mr. Metcalf also has provided service to the Company as a consultant under the terms of a consulting agreement (the “Metcalf Consulting Agreement”). Under the terms of the Metcalf Consulting Agreement, Mr. Metcalf was entitled to receive a base consulting fee of  $51,000 per month. In addition, under the terms of the Metcalf Consulting Agreement, Mr. Metcalf was entitled to receive a minimum additional consulting fee of  $225,000, which could be increased to a maximum of  $450,000 based on the achievement of certain performance metrics for the fiscal year ending June 30, 2021. In addition, on March 30, 2021, Mr. Metcalf was granted an equity award of 195,000 of time-vesting RSUs that will vest in four equal installments on the first, second, third, and fourth anniversary of the date of grant. The RSUs provide that if Mr. Metcalf’s termination of service is by the Company without cause or by the Mr. Metcalf for good reason (as defined in the agreement) prior to the first anniversary of the date of grant, then the awarded RSUs that would have vested on the first anniversary of the date of grant shall not be forfeited and shall remain outstanding and vest on the first anniversary of the date of grant as if Mr. Metcalf had not incurred such termination of service. Upon the Company and Mr. Metcalf entering into the Metcalf Employment Agreement on September 14, 2021, the Metcalf Consulting Agreement terminated. See “Compensation Discussion and Analysis – Fiscal 2022 Compensation Highlights – Fiscal 2022 New Executive Employment Agreements” for additional information regarding the Metcalf Employment Agreement.
Other Agreements
Except as disclosed above, the Company is not a party to other employment agreements with any other current or former NEOs identified in the Summary Compensation Table other than at-will employment arrangements. Named executive officers are participants in the Severance Plan as discussed further below under “Potential Payments Upon Termination or Change in Control.”
The Company has entered into indemnification agreements with each named executive officer, each in a form approved by the Board and previously disclosed by the Company. The Company has also entered into a form of the indemnification agreement with each of its directors. The Board has further authorized the Company to enter into the form of indemnification agreement with future directors and executive officers of the Company and other persons or categories of persons that may be designated from time to time by the Board. The indemnification agreement supplements and clarifies existing indemnification provisions of the Company’s Certificate of Incorporation and Bylaws and, in general, provides for indemnification to the fullest extent permitted by law, subject to the terms and conditions provided in the indemnification agreement. The indemnification agreement also establishes processes and procedures for indemnification claims, advancement of expenses and costs and other determinations with respect to indemnification.

2021 Proxy Statement | 42

OUTSTANDING EQUITY AWARDS AT FISCAL 2021 YEAR-END

The following table sets forth certain information with respect of the stock awards held by the NEOs as of June 30, 2021.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options: Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1) (#)
Fred Hand	—	—	—	—	—	1,230,769(10)	5,538,461	—	—
	—	—	—	—	—	1,538,462(11)	6,923,079	—	—
Steven R. Becker	10,000	—	—	4.22	7/1/22	—	—	—	—
	295,508	—	—	5.64	2/2/26	—	—	—	—
	248,385	—	—	6.71	9/1/26	—	—	—	—
	186,288	62,097	—	2.45	9/19/27(2)	—	—	—	—
	124,193	124,192	—	3.25	9/26/28(3)	—	—	—	—
	—	—	—	—	—	115,384(4)	519,228	—	—
Marc D. Katz	—	—	—	—	—	—	—	—	—
Stacie R. Shirley	80,593	—	—	5.64	2/2/26	—	—	—	—
	21,610	—	—	6.71	9/1/26	—	—	—	—
	27,944	9,314	—	2.45	9/19/27(2)	—	—	—	—
	18,630	18,628	—	3.25	9/26/28(3)	—	—	—	—
	—	—	—	—	—	3,912(5)	17,604	—	—
	—	—	—	—	—	7,824(6)	35,208	—	—
	—	—	—	—	—	44,589(7)	200,651	—	—
	—	—	—	—	—	195,000(8)	877,500	—	—
Paul G. Metcalf	—	—	—	—	—	195,000(9)	877,500	—	—
Bridgett C. Zeterberg	18,813	—	—	7.91	7/12/26	—	—	—	—
	3,016	—	—	6.71	9/1/26	—	—	—	—
	13,307	4,435	—	2.45	9/19/27(2)	—	—	—	—
	8,872	8,870	—	3.25	9/26/28(3)	—	—	—	—
	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	1,630(5)	7,335	—	—
	—	—	—	—	—	3,260(6)	14,670	—	—
	—	—	—	—	—	44,589(7)	200,651	—	—
	—	—	—	—	—	195,000(8)	877,500	—	—
Phillip D. Hixon	10,000	—	—	12.83	11/6/23	—	—	—	—
	4,674	—	—	14.19	2/18/24	—	—	—	—
	14,046	—	—	18.42	8/26/24	—	—	—	—
	10,024	—	—	19.36	2/10/25	—	—	—	—
	85,443	—	—	7.90	9/3/25	—	—	—	—
	35,000	—	—	5.95	11/2/25	—	—	—	—
	37,258	—	—	6.71	9/1/26	—	—	—	—
	27,944	9,314	—	2.45	9/19/27(2)	—	—	—	—
	18,630	18,628	—	3.25	9/26/28(3)			—	—
	—	—	—	—	—	3,912(5)	17,604	—	—
	—	—	—	—	—	7,824(6)	35,208	—	—
						44,589(7)	200,651	—	—
	—	—	—	—	—	195,000(8)	877,500	—	—

(1)
Market value was determined using the closing price of Common Stock of  $4.50, which was the closing price as reported on NASDAQ on June 30, 2021.

(2)
These options vest in four equal annual installments, with 75% having vested through September 19, 2020, and the remaining portion vesting on September 19, 2021.

(3)
These options vest in four equal annual installments, of which 50% having vested through September 26, 2020, and the remaining portions vesting on September 26, 2021 and

43 | 2021 Proxy Statement

September 26, 2022. In accordance with Mr. Becker's transition agreement, the portion of his award that was scheduled to vest after September 30, 2021 will not vest.
(4)
These time-vesting restricted stock units granted on September 26, 2018 vest in four equal annual installments, with 50% having vested through September 26, 2020, and the remaining portions vesting on September 26, 2021 and September 26, 2022. In accordance with Mr. Becker's transition agreement, the portion of his award that was scheduled to vest after September 30, 2021 will not vest.

(5)
These restricted stock shares granted on September 19, 2017 vest in four equal installments, of which 75% of the shares having vested through September 19, 2020, and the remaning portion vesting on September 19, 2021.

(6)
These restricted stock shares granted on September 26, 2018 vest in four equal annual installments, of which 50% of the shares having vested through September 26, 2020, and the remaining portion vesting on September 26, 2021 and September 26, 2022.

(7)
These restricted stock shares granted on September 10, 2019 vest in four equal installments, of which 25% of the shares having vested through September 10, 2020, and the remaining portion vesting on September 10, 2021, September 10, 2022, and September 10, 2023.

(8)
These restricted stock shares granted on January 21, 2021 vest in four equal annual installments on January 21, 2022, January 21, 2023, January 21, 2024, and January 21, 2025.

(9)
These time-vesting restricted stock units granted on March 30, 2021 vest in four equal annual installments on March 30, 2022, March 30, 2023, March 30, 2024, and March 30, 2025.

(10)
These performance-based restricted stock units vest over a period of five years based on the satisfaction of certain performance conditions. See "Grants of Plan-Based Awards in Fiscal 2021" for additional information.

(11)
These time-vesting restricted stock units vest in three annual installments on May 19, 2022, May 19, 2023, and May 19, 2024.

2021 Proxy Statement | 44

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2021

The following table contains information regarding the value received by the NEOs upon option award exercises and restricted stock award vesting during the fiscal year ended June 30, 2021.
	Stock Option		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Fred Hand	—	—	—	—
Steven R. Becker	—	—	—	—
Marc D. Katz	—	—	—	—
Stacie R. Shirley	—	—	24,956	47,666
Paul G. Metcalf	—	—	—	—
Bridgett C. Zeterberg	—	—	20,375	38,916
Phil D. Hixon	—	—	26,599	50,804

45 | 2021 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The tables below reflect the amount of compensation payable to each of Mr. Hand, Ms. Zeterberg and Mr. Hixon in the event of termination of such executive’s employment or upon a change of control of the Company assuming such termination had occurred on June 30, 2021. The amount of compensation payable to each such executive officer upon voluntary termination, involuntary termination without cause, involuntary termination with cause, retirement, in the event of the executive’s death or disability and in connection with a change of control is shown below. Amounts for awards granted pursuant to the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan 2008 (the “2008 Plan”) and the 2014 Plan are calculated for purposes of the tables below, in the case of restricted stock, based on the closing price of Common Stock as of June 30, 2021 ($4.50).
The information below also includes a description of the actual amounts received by Mr. Becker in connection with his termination of employment during fiscal 2021. As a result of her voluntary termination of employment, Ms. Shirley did not receive any severance or other benefits upon her termination of employment during fiscal 2021, except that Ms. Shirley received consulting fees of $20,000, in fiscal 2021, for services provided following her resignation as Chief Financial Officer.
The information below also includes a description of the amounts that would have been payable to each of Mr. Katz and Mr. Metcalf in accordance with the terms of their consulting agreements in effect at June 30, 2021, as well as additional information regarding the termination payments available to Mr. Katz under the Katz Employment Agreement executed subsequent to June 30, 2021.
Payments Made Upon Termination
Regardless of the manner in which a named executive officer’s employment terminates, he or she is generally entitled to receive amounts earned during his or her term of employment. Such amounts include:
•
any accrued, unpaid base salary through the date of termination, any payments or benefits under employee benefit plans in which the executive participates on the date of termination and any unreimbursed expenses; and

•
awards granted pursuant to the 2008 Plan and the 2014 Plan (as amended), to the extent vested or exercisable, except in the case of certain terminations for “cause” as discussed below.

Long-Term Incentive Plans
Under the terms of the 2008 Plan and the 2014 Plan (as amended) (and any related award agreements thereunder), upon an executive’s voluntary termination or involuntary termination without “cause,” all of the executive’s options that were exercisable on the date of such termination remain exercisable for a period of 90 days after the date of such termination (but no later than the original expiration date of the options); provided that the executive does not violate any applicable non-compete provisions pursuant to such executive’s employment arrangement during such period, subject to certain exceptions, and all options that were not exercisable on such date will be forfeited.
Under the terms of the 2008 Plan and the 2014 Plan (as amended) (and any related award agreements thereunder), upon an executive’s voluntary termination or involuntary termination for any reason (other than death, disability, retirement or in connection with a “change in control”), all unvested shares of restricted stock will be forfeited, provided that certain awards may continue to vest if the former executive serves as a director or consultant to the Company.

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Under the terms of the Hand Inducement RSUs, upon Mr. Hand’s termination for any reason (other than by the Company without cause or death, disability, retirement or in connection with a change in control), all unvested units will be forfeited, provided that awards may continue to vest if Mr. Hand serves as a director or consultant to the Company. Under the terms of the Hand Inducement PRSUs, if Mr. Hand’s employment is terminated for cause or the minimum stock price threshold has not been satisfied as of the date of termination, all of the units will be forfeited. In the case of any other termination of employment, any Hand Inducement PRSUs that have not yet time-vested will be forfeited and all remaining units that have not vested on the basis of stock price performance will vest if the stock price condition is satisfied during the five-year life of the units.
The award agreements under the 2008 Plan (for awards granted before February 18, 2014) generally define “cause” to mean (i) the commission of a felony or a crime involving moral turpitude or any other act or omission involving dishonesty, disloyalty or fraud, (ii) conduct tending to bring the Company into public disgrace, (iii) substantial and repeated failure to perform duties properly assigned to the executive, (iv) gross negligence or willful misconduct, or (v) breach of duty of loyalty or other act of fraud or dishonesty. During fiscal 2014, we adopted amended forms of award agreements for awards under the 2008 Plan, effective for awards granted under the plan on or after such date, under which “cause” is defined to mean (i) commission of fraud, embezzlement, theft, felony or an act of dishonesty in the course of the executive’s employment which damaged the Company, (ii) disclosure of trade secrets of the Company, or (iii) violated the terms of any non-competition, non-disclosure or similar agreement to which the executive is a party. Award agreements under the 2014 Plan define “cause” to mean the same as such term is defined under the amended forms of award agreements for the 2008 Plan.
The 2008 Plan also defines “cause” more broadly with respect to general provisions relating to forfeiture or recoupment of awards, whether exercised or unexercised or vested or unvested. If the committee administering the 2008 Plan finds that a holder of an award granted under the 2008 Plan, (i) committed fraud, embezzlement, theft, felony, a crime involving moral turpitude or an act of dishonesty in the course of his or her employment which damaged the Company, (ii) disclosed trade secrets of the Company, (iii) violated the terms of any non-competition, non-disclosure or similar agreement, (iv) knowingly caused or assisted in causing the publicly released financial statements of the Company to be misstated, (v) substantially and repeatedly failed to perform the duties of such executive’s office, (vi) committed gross negligence or willful misconduct, (vii) materially breached such executive’s employment agreement, (viii) failed to correct or otherwise rectify any failure to comply with reasonable instruction from the Company that could materially or adversely affect the Company, (ix) willfully engaged in conduct materially injurious to the Company, (x) harassed or discriminated against the Company’s employees, customers or vendors, (xi) misappropriated funds or assets, (xii) willfully violated Company policies or standards of business conduct, (xiii) failed to maintain specified immigration status, or (xiv) knowingly caused or assisted in causing the Company to engage in criminal misconduct, then some or all awards awarded to such holder, and all net proceeds realized with respect to any such awards, will be forfeited to the Company as determined by the committee. The committee may also specify in an award agreement that the rights, payments, and benefits of a holder of an award granted under the 2008 Plan with respect to such award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award.
Under the terms of the 2008 Plan and the 2014 Plan (as amended) (and any related award agreements thereunder), upon an executive’s involuntary termination for “cause,” all of the executive’s options will be forfeited immediately upon termination, whether or not then exercisable.
Under the terms of the Hand Inducement RSUs and the Hand Inducement PRSUs, “cause” is defined as (a) an act or acts by Mr. Hand of theft, embezzlement, fraud, or dishonesty; (b) any willful misconduct or gross negligence by Mr. Hand with regard to the Company; (c) any violation by Mr. Hand of any fiduciary duties owed by him to the Company; (d) Mr. Hand’s commission of, indictment for, or pleading nolo contendere or guilty to, a felony or misdemeanor (other than a

47 | 2021 Proxy Statement

traffic infraction); (e) a material violation of the Company’s written policies, standards or guidelines, including policies related to discrimination, harassment, retaliation, performance of illegal or unethical activities, or ethical misconduct; (f) Mr. Hand’s willful failure or refusal to satisfactorily perform the duties and responsibilities required to be performed by Mr. Hand under the terms of the Hand Employment Agreement or necessary to carry out Mr. Hand’s job duties, which Mr. Hand failed to cure (if susceptible to cure) within 30 days after receiving written notice from the Board specifying the alleged willful failure or refusal; (g) Mr. Hand’s knowing or willful misconduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; and (h) a material breach by Mr. Hand of the Hand Employment Agreement or any other agreement to which Mr. Hand and the Company are parties that is not cured (if susceptible to cure) by Mr. Hand within 30 days after receipt by Mr. Hand of a written notice from the Company of such breach specifying the details thereof.
Annual Cash Incentive Plan
Under the terms of the Annual Cash Incentive Plan, if a participating executive’s employment is terminated voluntarily for any reason, or is terminated by the Company for any reason other than death or disability, during a performance period, the participating executive will immediately forfeit any right to receive any incentive cash bonus for such performance period. If the termination occurs after the end of the performance period, but prior to the date of actual payment for such performance period, the committee administering the Annual Cash Incentive Plan may pay the terminated executive an amount not to exceed the amount of incentive cash bonus earned for such performance period.
Severance Plan
Pursuant to the Severance Plan, in the event an Eligible Executive’s employment is terminated by us without “cause” (as each such term is defined in the Severance Plan) at any time during the Severance Plan’s term or by an Eligible Executive for “good reason”, but only if such termination by the Eligible Executive for good reason occurs within 18 months following the closing date of a change in control, the Eligible Executive will be eligible to receive the following:
•
Severance Benefits: If an Eligible Executive is a senior vice president, he or she will be eligible to receive severance payments of an amount equal to one times his or her annual base salary in effect immediately prior to such Eligible Executive’s termination of employment, payable in equal installments in accordance with our regular payroll procedures for 12 months. If an Eligible Executive is an executive officer higher than a senior vice president, he or she will instead be eligible to receive severance payments of an amount equal to 1.5 times his or her annual base salary in effect immediately prior to such Eligible Executive’s termination of employment, payable in equal installments in accordance with our regular payroll procedures for 18 months. The amount of an Eligible Executive’s annual base salary used to determine his or her severance amounts will not include any bonuses or financial perquisites. Generally, severance payments will commence on our next regularly scheduled payroll date immediately following the date we receive a validly executed, irrevocable release of claims from the Eligible Executive.

•
In the event the Eligible Executive’s termination of employment occurs within 18 months following a change in control (the “Change in Control Period”), the Eligible Executive’s severance payments will be increased as follows: if an Eligible Executive is a senior vice president, his or her aggregate severance payments will be equal to 1.5 times such Eligible Executive’s annual base salary, and if an Eligible Executive is an executive officer higher than a senior vice president, his or her aggregate severance payments will be equal to two times such Eligible Executive’s annual base salary, in each case, as in effect immediately prior to his or her termination of employment, excluding all bonuses and financial perquisites, and payable in a lump sum on the first date his or her severance payments would have commenced had the termination of employment not occurred during the Change in Control Period as described above.

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•
Benefits Continuation Payments: Provided the Eligible Executive timely elects to continue in our group health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), monthly payments equal to the employer-portion of health insurance premiums for our active employees for up to the number of months the Eligible Executive’s severance benefits described above are payable (or, if earlier, until such Eligible Executive’s COBRA coverage terminates for any reason), and provided further that the Eligible Executive timely returns a validly executed, irrevocable release of claims as described above. Benefits continuation payments will commence on the same date as the severance benefits described above commence.

•
Outplacement Benefits: Outplacement services provided by an outplacement firm selected by us for up to six months, provided the Eligible Executive timely returns a validly executed, irrevocable release of claims as described above.

No benefits will be payable pursuant to the Severance Plan to an Eligible Executive for any termination of his or her employment other than by us without cause or by the Eligible Executive for good reason during the Change in Control Period (e.g., termination due to the Eligible Executive’s death, disability, voluntary resignation without good reason, retirement, etc.). In addition, if an Eligible Executive is party to a severance agreement with us on the date his or her employment with us ends, the Eligible Executive will not be eligible for benefits under the Severance Plan if such benefits would be duplicative of any benefits he or she is eligible to receive pursuant to the terms of his or her severance agreement, and an Eligible Executive will cease receiving any benefits under the Severance Plan if he or she fails to comply with any written agreement in effect between the Eligible Executive and us (or any of our subsidiaries) that contains non-competition, non-solicitation, or confidentiality provisions.
Enhanced Severance Agreement
On February 11, 2021, the Company entered into enhanced severance agreements with Stacie R. Shirley and Bridgett C. Zeterberg providing for an increase in their basic severance benefit to up to 24 months of base salary in the event that they are terminated without “cause.” Such benefits for Ms. Shirley were forfeited upon her termination of service. These additional severance benefits diminish on a pro-rata basis following the appointment of Mr. Hand on May 17, 2021.
Offer Letter
In connection with Ms. Zeterberg’s appointment as Senior Vice President, General Counsel and Corporate Secretary, the Company agreed to certain employment arrangements with Ms. Zeterberg pursuant to an offer letter from the Company. Ms. Zeterberg’s offer letter provides that in the event of an involuntary termination of her employment, Ms. Zeterberg will be entitled to receive a severance payment equal to her annual base salary as well as health benefits paid by the Company for 12 months in exchange for an executed severance agreement and release of claims.
Payments Made Upon Retirement
In the event of the retirement of a named executive officer (in addition to the items identified above under “Payments Made Upon Termination”), under the terms of the 2008 Plan and the 2014 Plan (as amended), all of the executive’s options that were exercisable on the date of such retirement remain exercisable for a period of up to three years after the date of such retirement (but no later than the original expiration date of the options); provided that the executive does not compete against the Company (as defined in the applicable plan or award agreement) during such period, subject to certain exceptions, and all options that were not exercisable on such date will be forfeited, provided that certain awards may continue to vest if the former executive serves as a director or consultant to the Company. Upon the executive’s retirement, all unvested shares of restricted stock awarded under the 2008 Plan and the 2014 Plan (as amended) will be forfeited, provided that certain awards may continue to vest if the former executive serves as a director or consultant to the Company. The 2008 Plan generally defines “retirement” to mean the same as such

49 | 2021 Proxy Statement

term is defined under any Company pension plan or retirement program or as otherwise approved by the committee administering the plan. The 2014 Plan defines “retirement” to mean an executive’s termination of service solely due to retirement upon or after the attainment of age 65.
No benefits will be payable pursuant to the Severance Plan to an Eligible Executive for any termination due to retirement, and no payments will be required under the Retention Agreements due to retirement.
Payments Made Upon Death or Disability
In the event of the death or disability of a named executive officer (in addition to the items identified above under “Payments Made Upon Termination”) the named executive officer would receive payments under the Company’s disability or life insurance plan, as appropriate. Under the terms of the 2008 Plan (and related award agreements thereunder) (for awards granted before February 18, 2014), upon an executive’s death or disability, all of the executive’s options that were exercisable on the date of death or disability remain exercisable for a period of one year after such date (but no later than the original expiration date of the options), all options that were not exercisable on such date will be forfeited and all unvested shares of restricted stock will vest. During fiscal 2014, the Company adopted amended forms of award agreements for awards under the 2008 Plan, effective for awards granted under the plans on or after such date, under which, upon an executive’s death or disability, all of the executive’s unvested options will vest and become exercisable on the date of death or disability, all options will remain exercisable for a period of one year after such date (but no later than the original expiration date of the options), and all unvested shares of restricted stock will vest. Award agreements for awards under the 2014 Plan include provisions consistent with those in the amended forms of award agreements under the 2008 Plan with respect to accelerated vesting of equity awards upon an executive’s death or disability.
The 2008 Plan defines “disability” to mean, (i) in the case of an award that is exempt from Code Section 409A, a disability that would entitle the executive to disability payments under any Company disability plan, or in the absence of such plan (or coverage thereunder), a permanent and total disability as defined in Code Section 22(e)(3), and (ii) in the case of an award subject to Code Section 409A, (A) the executive is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (B) the executive is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under a Company accident and health plan. The 2014 Plan defines “disability” to mean, (i) in the case of an award (other than an incentive stock option) that is exempt from Code Section 409A, a disability that would entitle the executive to disability payments under any Company disability plan or insurance policy, or in the absence of such plan or policy (or eligibility thereunder), that the executive, because of a physical or mental condition resulting from bodily injury, disease or mental disorder, is unable to perform his or her duties of employment for a period of six continuous months, as determined in good faith by the committee administering the plan, based upon medical reports or other evidence satisfactory to such committee, (ii) in the case of an incentive stock option, a total and permanent disability as defined under the rules governing such awards under the Code, and (iii) in the case of an award subject to Code Section 409A, a disability as defined under Code Section 409A and the regulations or other guidance issued thereunder (in lieu of the definition of disability for awards exempt from Code Section 409A to the extent necessary to comply with Code Section 409A).
Annual Cash Incentive Plan
Under the terms of the Annual Cash Incentive Plan, if a participating executive’s employment is terminated due to death or disability during a performance period, the committee administering the Annual Cash Incentive Plan may, in its discretion, pay the executive a pro-rata portion of incentive cash bonus that would have been earned by the executive, if the executive had remained employed, based on the number of days worked during the performance period. The Annual Cash

2021 Proxy Statement | 50

Incentive Plan defines “disability” to mean any disability that would entitle the executive to disability payments under the Company’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the executive is not entitled to participate in such plan or policy, a physical or mental condition resulting from bodily injury, disease or mental disorder that prevents the executive from performing his or her duties for a period of six continuous months, as determined in good faith by the committee administering the Annual Cash Incentive Plan, based upon medical reports or other evidence satisfactory to the committee. However, if the incentive cash bonus award is subject to Code Section 409A, then the term “disability” will have the meaning given such term under Code Section 409A.
Executive Severance Plan
Under the terms of the Severance Plan, no benefits will be payable if the participant’s employment is terminated due to death or disability.
Payments Made Upon Change of Control
Long-Term Incentive Plans
Under the terms of all awards issued under the 2008 Plan, and all awards issued under the 2014 Plan prior to November 16, 2016, immediately prior to a change of control, all stock options and stock awards held by the named executive officer automatically vest and become exercisable.
Generally, a change of control is deemed to occur under the 2008 Plan and the 2014 Plan if:
(a)
any “person” or “group” other than an “exempt person” (as defined in such plan), is or becomes the “beneficial owner” (as such terms are defined in the Exchange Act and the rules thereunder), of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(b)
the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation where the Company is the surviving entity or which do not affect the Company’s corporate existence and, in the case of awards under the 2008 Plan and the 2014 Plan, the transaction is actually consummated; or

(c)
the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an exempt person.

In addition, a change of control is deemed to occur under the 2008 Plan and the 2014 Plan if the individuals who are the incumbent directors (as determined under such plan) cease for any reason to constitute a majority of the members of the Board.
On November 16, 2016, the 2014 Plan was amended to provide that all future awards will not automatically vest upon a change of control. All future awards will vest if a participant’s employment is terminated without “cause” or the participant terminates his or her employment for “good reason” at any time within the two year period following the change of control.
Under the terms of the Hand Inducement RSUs, all unvested units will vest if Mr. Hand’s employment is terminated without “cause” or Mr. Hand terminates his employment for “good reason” at any time within the one year period following a change of control. Under the terms of the Hand Inducement PRSUs, all units that have not yet time-vested will time-vest upon the occurrence of the change of control and all units that have not yet performance-vested will performance-vest to the extent the fair market value received for each share of Common Stock in the change of control exceeds the applicable performance threshold.
Severance Plan
See “Potential Payments Made Upon Termination or Change in Control – Payments Made Upon Termination – Severance Plan” above for information regarding severance payments required

51 | 2021 Proxy Statement

under the Severance Plan in the event an Eligible Executive’s employment is terminated by the Company without “cause” at any time during the Severance Plan’s term or by an Eligible Executive for “good reason”, but only if such termination by the Eligible Executive for good reason occurs within 18 months following the closing date of a “change in control” (as each such term is defined in the Severance Plan).
Fred Hand
Payments Made Upon Termination
Under the terms of the Hand Employment Agreement, if Mr. Hand’s employment is terminated by the Company without “cause’ or he resigns with “good reason,” he will be entitled to receive severance benefits as follows: (a) any earned but unpaid bonus for the fiscal year preceding the year in which the termination of employment occurs, (b) cash severance in an amount equal to 1.5 times the sum of  (i) his then current base salary and (ii) his average annual bonus earned for the prior three fiscal years (or the number of full fiscal years he has been employed by us, if less than three), payable in equal installments over an 18 month period following the date of termination of his employment, (c) continued health coverage for Mr. Hand and his eligible dependents for a period of 18 months, and (d) outplacement services for a period of up to one year, up to a maximum cost of  $50,000. However, if Mr. Hand’s employment is terminated by the Company without cause or if he resigns with good reason, in each case, within one year following a “change in control” (as defined in the Employment Agreement), the cash severance payable to Mr. Hand will equal two times the sum of  (A) his then current base salary and (B) his target annual bonus for the year in which the termination of employment occurs, and will be paid in equal installments over a period of 24 months.
Mr. Hand’s receipt of the severance benefits described in the previous paragraph is subject to Mr. Hand’s execution (and non-revocation) of a release of claims in favor of the Company and his continued compliance with restrictive covenants, which include customary nonsolicitation and noncompetition covenants that apply for the duration of Mr. Hand’s employment and for a period of 18 months thereafter and confidentiality, nondisclosure and nondisparagement covenants.
Upon Mr. Hand’s voluntary termination of employment without good reason, he shall be entitled only to any accrued and unpaid compensation through the date of termination.
If either party elects not to renew the Hand Employment Agreement as specified in the agreement at the end of the then-current term, Mr. Hand shall be entitled only to the accrued benefits and shall have no further rights to any compensation or any other benefits.
For purposes of the Hand Employment Agreement, “cause” means any of the following: (a) an act or acts of theft, embezzlement, fraud, or dishonesty; (b) any willful misconduct or gross negligence with regard to the Company; (c) any violation of any fiduciary duties owed by him to the Company; (d) commission of, indictment for, or pleading nolo contendere or guilty to, a felony or misdemeanor (other than a traffic infraction); (e) a material violation of the Company’s written policies, standards or guidelines, including policies related to discrimination, harassment, retaliation, performance of illegal or unethical activities, or ethical misconduct; (f) willful failure or refusal to satisfactorily perform the duties and responsibilities required to be performed under the terms of this Agreement or necessary to carry out the job duties, which Mr. Hand failed to cure (if susceptible to cure) within 30 days after receiving written notice from the Board specifying the alleged willful failure or refusal; (g) knowing or willful misconduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; and (h) a material breach by Mr. Hand of the employment agreement or any other agreement to which he and the Company are parties that is not cured as required.
The Hand Employment Agreement defines “good reason” to mean: (a) a material, adverse change in Mr. Hand’s duties or responsibilities with the Company, including his removal from the position of Chief Executive Officer or the failure by the Company to elect or re-elect him as a member of the Board during the Term, or his removal from the Board during the Term (excluding

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any voluntary resignation); (b) a reduction in base salary by more than 10%; (c) a relocation of his primary work site to a location outside a 50-mile radius of his current primary work site (it being understood and agreed that the Company permitting or requiring him to work from home during a pandemic shall not constitute Good Reason); or (d) the material breach by the Company of the agreement following required notice and cure provisions are met.
“Change in control” has the meaning set forth in the 2014 Plan; provided that such event also constitutes a “change in control event” within the meaning of Code Section 409A.
Payments made upon Death or Disability
If Mr. Hand’s employment is terminated due to his death or disability Mr. Hand or his estate, as applicable, shall be entitled to the following: (a) payment of any earned but unpaid base salary through the date of termination; (b) reimbursement for any unreimbursed business expenses incurred through the date of termination; (c) all other payments or benefits to which he is entitled under the terms of any applicable compensation arrangement or benefit plan or program; (d) any earned but unpaid annual bonus with respect to the fiscal year ending on or preceding the date of termination; (e) a payment equal to the product of  (A) the annual bonus, if any, that Mr. Hand otherwise would have earned for the fiscal year that includes the date of termination had no such termination occurred, based on actual achievement of the applicable performance goals for such year and (B) a fraction, the numerator of which is the number of days Mr. Hand was employed by the Company during such fiscal year and the denominator of which is the number of days in such fiscal year, payable on the date the annual bonus for such fiscal year would otherwise have been paid; and (f) in the case of a termination due to disability, subject to certain conditions, continued health coverage for Mr. Hand and his eligible dependents at the same level and cost to Mr. Hand as if Mr. Hand were an employee of the Company through the end of the fiscal year in which the termination occurs.
Fred Hand
The following table shows the potential payments upon termination or change of control of the Company for Fred Hand, the Company’s Chief Executive Officer, as of the fiscal year ended June 30, 2021.
Executive Benefits and Payments Upon Separation	Voluntary Termination Without Good Reason or Involuntary Termination with Cause $	Voluntary Termination With Good Reason Without Change of Control $	Involuntary Termination Without Cause Without Change of Control $	Voluntary Termination With Good Reason or Involuntary Termination Without Cause With Change in Control $	Disability $	Death $
Long-Term Incentive:
Stock Options	—		—	—	—	—
Restricted Stock Awards	—		6,923,079	6,923,079	6,923,079	6,923,079
Benefits & Perquisites:
Health & Welfare Benefits	—	29,613	29,613	39,484	19,742	19,742
Life Insurance Proceeds	—	—	—	—	—	300,000
Outplacement Services		50,000	50,000	50,000	—	—
Cash Severance	—	3,375,000	3,375,000	4,500,000	—	—
Total	—	3,454,613	10,377,692	11,512,563	6,942,821	7,242,821

53 | 2021 Proxy Statement

(1)
Payments triggered by termination of the executive will not be payable unless the executive has executed and timely delivered to the Company a release of claims as provided in his employment agreement and any applicable revocation periods have expired.

Phillip D. Hixon
The following table shows the potential payments upon termination or change of control of the Company for Phillip D. Hixon, the Company’s Executive Vice President – Store Operations, as of the fiscal year ended June 30, 2021.
Executive Benefits and Payments Upon Separation	Voluntary Termination ($)	Involuntary Termination Without Cause ($)	Voluntary Termination With Good Reason or Involuntary Termination Without Cause With Change in Control ($)	Death ($)	Disability ($)
Long-Term Incentive:
Stock Options	—	—	125,739	125,739	125,739
Restricted Stock Awards	—	—	1,130,963	1,130,963	1,130,963
Benefits & Perquisites:
Health & Welfare Benefits	—	14,589	16,473	—	—
Life Insurance Proceeds	—	—	—	300,000	—
Outplacement Amounts	—	4,000	4,000	—	—
Cash Severance
Severance(1)	—	483,000	644,000	—	—
Total	—	501,589	1,921,175	1,556,702	1,256,702

(1)
Payments triggered by termination of the executive will not be payable unless the executive has executed and timely delivered to the Company a release of claims in the form as is reasonably satisfactory to the Company and any applicable revocation periods have expired.

Bridgett C. Zeterberg
The following table shows the potential payments upon termination or change of control of the Company for Ms. Zeterberg, the Company’s Executive Vice President, Human Resources, General Counsel, and Corporate Secretary, as of fiscal year ended June 30, 2021.
Executive Benefits and Payments Upon Separation	Voluntary Termination ($)	Involuntary Termination Without Cause ($)	Voluntary Termination With Good Reason or Involuntary Termination Without Cause With Change in Control ($)	Death ($)	Disability ($)
Long-Term Incentive:
Stock Options	—	—	59,873	59,873	59,873
Restricted Stock Awards	—	—	1,100,156	1,100,156	1,100,156
Benefits & Perquisites:
Health & Welfare Benefits	—	—	—	—	—
Life Insurance Proceeds	—	—	—	300,000	—
Outplacement Amounts	—	4,000	4,000	—	—
Cash Severance	—		—	—	—
Severance(1)	—	690,000	920,000	—	—
Total	—	694,000	2,084,029	1,460,029	1,160,029

2021 Proxy Statement | 54

(1)
Payments triggered by termination of the executive will not be payable unless the executive has executed and timely delivered to the Company a release of claims in the form as is reasonably satisfactory to the Company and any applicable revocation periods have expired.

Marc D. Katz and Paul G. Metcalf
Since each of Mr. Katz and Mr. Metcalf served as consultants during fiscal 2021, if their consulting services had terminated at June 30, 2021, each would have been entitled to receive any accrued and unpaid consulting fees and Mr. Metcalf would have become entitled to vesting of 48,750 RSUs (valued at $219,375 based on the closing price of the Common Stock as of June 30, 2021).
Marc D. Katz
Subsequent to June 30, 2021, the Company and Mr. Katz entered into the Katz Employment Agreement. Under the terms of the Katz Employment Agreement, if Mr. Katz’s employment is terminated by the Company without cause or he resigns with good reason, he will be entitled to receive severance benefits as follows: (a) any earned but unpaid bonus for the fiscal year preceding the year in which the termination of employment occurs, (b) a pro rata portion of the annual bonus for the fiscal year in which the termination of employment occurs, (c) cash severance in an amount equal to 1.5 times his then current base salary, payable in equal installments over an 18-month period following the date of termination of his employment, and (d) continued health coverage for Mr. Katz and his eligible dependents through the end of the fiscal year in which the termination of employment occurs. However, if Mr. Katz’s employment is terminated by the Company without cause or if he resigns with good reason, in each case, within one year following a “change in control” (as defined in the Employment Agreement), the cash severance payable to Mr. Katz will equal two times his then current base salary, and will be paid in equal installments over a period of 24 months.
Mr. Katz’s receipt of the severance benefits described in the previous paragraph is subject to Mr. Katz’s execution (and non-revocation) of a release of claims in favor of the Company and his continued compliance with restrictive covenants, which include customary nonsolicitation and noncompetition covenants that apply for the duration of Mr. Katz’s employment and for a period of 18 months thereafter and confidentiality, nondisclosure and nondisparagement covenants.
Paul G. Metcalf
Subsequent to June 30, 2021, the Company and Mr. Metcalf entered into the Metcalf Employment Agreement. Under the terms of the Metcalf Employment Agreement, if Mr. Metcalf’s employment is terminated by the Company without cause or he resigns with good reason, he will be entitled to receive severance benefits as follows: (a) any earned but unpaid bonus for the fiscal year preceding the year in which the termination of employment occurs, (b) a pro rata portion of the annual bonus for the fiscal year in which the termination of employment occurs, (c) cash severance in an amount equal to 1.5 times his then current base salary, payable in equal installments over an 18-month period following the date of termination of his employment, and (d) continued health coverage for Mr. Metcalf and his eligible dependents through the end of the fiscal year in which the termination of employment occurs. However, if Mr. Metcalf’s employment is terminated by the Company without cause or if he resigns with good reason, in each case, within one year following a “change in control” (as defined in the Employment Agreement), the cash severance payable to Mr. Metcalf will equal two times his then current base salary, and will be paid in equal installments over a period of 24 months.
Mr. Metcalf’s receipt of the severance benefits described in the previous paragraph is subject to Mr. Metcalf’s execution (and non-revocation) of a release of claims in favor of the Company and his continued compliance with restrictive covenants, which include customary nonsolicitation and

55 | 2021 Proxy Statement

noncompetition covenants that apply for the duration of Mr. Metcalf’s employment and for a period of 18 months thereafter and confidentiality, nondisclosure and nondisparagement covenants.
Steven R. Becker
On January 18, 2021, Tuesday Morning Corporation and CEO Steven R. Becker entered into an agreement (the “Transition Agreement”) that provided Mr. Becker with certain compensation in connection with his transition from CEO to consultant upon his termination of employment and which amended certain provisions of his employment agreement. Mr. Becker’s termination of employment from the Company became effective on May 16, 2021. Pursuant to the Transition Agreement, Mr. Becker agreed to serve the Company as a consultant until September 30, 2021 for $360 for each hour of service, if any, provided by Mr. Becker.
The Transition Agreement provided, in lieu of the severance benefits that Mr. Becker would otherwise be entitled to receive under his employment agreement, upon his separation from employment from the Company without cause prior to a change in control, Mr. Becker with the following upon his termination of employment: (i) a lump sum payment of his base salary that would have been paid from his termination date through June 30, 2021 had he remained employed through June 30, 2021; (ii) 12 months base salary, paid in installments; (iii) a lump-sum cash payment of  $750,000 payable in September of 2021; (iv) if Mr. Becker elects COBRA coverage, for the first 12 months after his termination of employment (or, if earlier, until Mr. Becker’s COBRA coverage terminates for any reason) payment of an additional amount equal to the employer-portion of the premiums paid by the Company for active employees (based on Mr. Becker’s and his eligible dependents’ costs for participating in such plans); and (v) payment of up to $15,000 of his attorney fees incurred in connection with negotiation of the Transition Agreement. Any of Mr. Becker’s vested, outstanding option awards will remain outstanding and exercisable until the earlier of (i) May 16, 2022 (or September 26, 2022 for Mr. Becker’s options that were granted on September 26, 2018, and September 19, 2022 for the options that were granted on September 19, 2017) and (ii) the last day of the original term of the option award as set forth in the applicable award agreement. Mr. Becker also will forfeit any unvested options once his consulting period ends on September 30, 2021. Mr. Becker also received a cash payment on the first payroll date following his termination of employment of  $750,000 in accordance with the Cash-Based Performance Award Agreement granted on September 26, 2018.
In his employment agreement, Mr. Becker agreed to certain restrictive covenants during the employment term and for one year thereafter. These restrictive covenants were reaffirmed in the Transition Agreement.

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Chief EXECUTIVE PAY RATIO

In August 2015, the SEC adopted a rule mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act that requires a public company to calculate and disclose the total compensation paid to our median employee, and to disclose the ratio of the total compensation of our Chief Executive Officer to that of the median employee. SEC rules for identifying the median employee and calculating the pay ratio-allow companies to apply various methodologies and assumptions. Therefore, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies, including those within our peer group or industry.
As per the SEC rule, we re-identified the median employee for fiscal year 2021 since it had been three years since the identification of our original median employee. We determined that as of our June 30,2021 determination date our employee population included 5,551 full-time, part-time and temporary associates. We used total cash compensation as the consistently applied compensation measure. This compensation measure was annualized for permanent employees who were employed on the measuring date but who did not work for the full calendar year. Using the consistently applied compensation measure, we identified a median employee and calculated their total compensation. The total compensation for this median employee was $10,207.
In accordance with SEC rules, we have chosen to annualize the annual total compensation of Mr. Hand, our CEO as of the determination date, rather than combining the compensation provided to Mr. Hand and Mr. Becker during the time that each of them held such position. Since Mr. Hand was appointed CEO effective May 1, 2021 we calculated his annualized total compensation to be $11,065,730 for purposes of the pay ratio calculation. The resulting ratio is to 1,084:1.
Supplemental CEO Pay Ratio Calculation:
Since Mr. Hand did not have a full year of service and was not provided any annual short or long term incentive compensation during the fiscal year, and since inducement grants (intended to replace awards from his previous employer) were included above, a supplemental calculation has been determined. Without the inducement grants valued at approximately $9,065,730, Mr. Hand’s annualized compensation was $2,000,000, and using the same median employee, the CEO pay ratio for the supplemental calculation is 196:1.

57 | 2021 Proxy Statement

DIRECTOR COMPENSATION

The table below summarizes the compensation earned by each non-employee director of the Company for the fiscal year ended June 30, 2021.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change Pension Value and Non-qualified Deferred Earnings ($)	All Other Compensation ($)	Total ($)
Sherry M. Smith	95,000	134,680	—	—	—	—	229,680
Terry Burman	106,875	—	—	—	—	—	106,875
Richard S Willis	95,625	76,960	—	—	—	—	172,585
Frank M. Hamlin	76,875	76,960	—	—	—	—	153,835
Reuben E. Slone	71,875	76,960	—	—	—	—	148,835
James T. Corcoran	58,125	—	—	—	—	—	58,125
Barry S. Gluck	56,250	—	—	—	—	—	56,250
Douglass J. Dossey	20,625	98,800	—	—	—	—	119,425
John Hartnett Lewis	19,375	76,960	—	—	—	—	96,335
William P. Jones	18,750	76,960	—	—	—	—	95,710
Anthony F. Crudele	17,500	76,960	—	—	—	—	94,460

(1)
This column includes annual cash retainers for board and committee service, committee chair service and, in the case of Ms. Smith, independent Chairman service. Each of Messrs. Crudele, Dossey, Jones and Lewis were appointed directors on December 31, 2020. Each of Messrs. Burman, Corcoran and Gluck completed their service as directors on December 31, 2020.

(2)
This column represents the grant date fair value of the respective equity awards computed in accordance with FASB ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The value of the stock awards is calculated using the closing price of the Common Stock on the date the awards were made to each director. The closing stock price represents the grant date fair value of the stock awards under the 2014 Plan (as amended).

The non-employee directors had the following outstanding equity awards at the end of the 2021 fiscal year.
Name	Outstanding Options Exerciseable (#)	Outstanding Options Unexercisable (#)	Compensation Unvested Stock Award (#)
Sherry M. Smith	—	—	91,000
Terry Burman	—	—	—
Richard S Willis	20,000	—	52,000
Frank M. Hamlin	—	—	52,000
Reuben E. Slone	—	—	52,000
James T. Corcoran	—	—	—
Barry S. Gluck	—	—	—
Douglass J. Dossey	—	—	52,000
John H. Lewis	—	—	52,000
William P. Jones	—	—	52,000
Anthony F. Crudele	—	—	52,000

2021 Proxy Statement | 58

In September 2019, the Company adopted the following compensation program for non-employee directors (the “Director Compensation Plan”):
Name	Board Fees ($)	Audit Committee Fees ($)	Compensation Committee Fees ($)	Nominating and Governance Committee Fees ($)
Annual Retainer	60,000	10,000	7,500	7,500
Annual Chairperson Fee	65,000	20,000	15,000	10,000
Annual Restricted stock grant-value	80,000	—	—	—
Annual Chairperson Restricted stock grant-value	60,000	—	—	—

*
As discussed below, no regular annual grants were made in fiscal 2021.

Under the Director Compensation Plan, non-employee directors receive reimbursement for their out-of-pocket expenses incurred in attending Board and committee meetings and the standard 20% discount on merchandise purchases that is provided to all of our employees.
As an employee of the Company, Mr. Hand does not receive any additional compensation in connection with his service as a member of the Board of Directors of the Company.
Beginning in fiscal year 2018, the Compensation Committee chose to move temporarily from value-based dollar grants for LTI equity of  $70,000 to flat share amounts equal to the same number of shares awarded in fiscal year 2017. As a result, the grant date fair values of the fiscal 2018 and fiscal 2019 awards granted to each director were significantly less than the grant date fair values of the fiscal 2017 awards. The Compensation Committee took this approach because it believed the current market value of the stock was not reflective of the value of the Company and that the awards would provide the potential for substantial future value based on the Company’s performance. For fiscal 2020, in an attempt to return to a more regular grant, the Compensation Committee approved equity grants for the NEOs at 65% of the regular grant value but still below the market-based dollar value LTI target award opportunity. For fiscal 2021 no regular annual equity grants were made.
These awards of restricted stock vest one year from grant date. If the director begins service on or prior to July 31 during the first year of service, the director will receive a full year grant of LTI equity. If the director begins service after July 31 during the first year of service, the director will receive one-half of the flat share amount of a restricted stock award. The Company expects to return to making grants at the standard annual grant value of  $80,000 in the near future.
Post-Emergence Equity Grants
As stated above, in fiscal 2021 no regular annual grants were made. However, following emergence from bankruptcy in January 2021, in consultation with the independent compensation consultants, the Board of Directors approved a special emergence equity grant to the independent directors under the 2014 Long-Term Incentive Plan, as amended. Each award included 52,000 time-vested shares of restricted stock. These awards of restricted stock vest one year from grant.

59 | 2021 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

The Audit Committee, which is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to the applicable NASDAQ rules and SEC requirements relating to the independence of audit committee members, oversees Tuesday Morning Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K with management, which included a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
The Audit Committee is responsible for appointment, compensation and oversight of the Company’s independent registered public accounting firm, Ernst & Young. The Audit Committee reviewed with Ernst & Young, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Tuesday Morning Corporation’s accounting principles. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company, and has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.
The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
The Audit Committee meets with the Company’s Chief Financial Officer to discuss the overall scope and results of projects, including evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 for filing with the Securities and Exchange Commission. The Audit Committee also selected Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.
As Members of the Audit Committee,
Richard S Willis, Chair
Anthony F. Crudele
Reuben E. Slone

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policy and Procedures with Respect to Related Party Transactions
The Company has adopted a written policy governing the review, approval or ratification of “Related Party Transactions,” as described below (the “Policy”).
Related Party Transactions
For the purposes of the Policy, a “Related Party Transaction” is a transaction or any material amendment to a transaction, including, but not limited to, any financial transaction, agreement, arrangement or relationship (including any indebtedness of guarantee of indebtedness), or any series of similar transactions, agreements, arrangements or relationships, in which the Company was, is or will be a participant, and the amount involved exceeds $120,000, and in which any Related Party had, has or will have a direct or indirect material interest (subject to certain exceptions).
For purposes of the Policy, a “Related Party” is: (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, an executive officer, a director, or a nominee for director of the Company; (ii) any person who, at the time of the occurrence or existence of the Related Party Transaction, is the beneficial owner of more than 5% of any class of the Company’s voting securities; or (iii) any “immediate family member” (as defined in the Policy) of any of the foregoing persons and any person (other than a tenant or employee) sharing the household of any of the foregoing persons.
Approval Procedures
The Policy requires that when the Company or a Related Party proposes to engage in a transaction that is potentially a Related Party Transaction, the following steps will be taken:
•
The Related Party will submit the matter for review by the Company’s General Counsel prior to entering into the transaction.

•
The General Counsel will then assess whether the proposed transaction is a Related Party Transaction for purposes of the Policy. If the General Counsel determines that the proposed transaction is a Related Party Transaction, the proposed Related Party Transaction will be submitted to the Audit Committee for consideration or, in those instances in which that is not practicable or desirable, to the Chair of the Audit Committee (who will possess delegated authority to act on behalf of the Committee). The Audit Committee, or when submitted to the Chair, the Chair, will consider the relevant facts and circumstances of the Related Party Transaction. No member of the Audit Committee will participate in any review, consideration or approval of any Related Party Transaction in which he or she or any immediate family member, directly or indirectly, is involved.

•
The Audit Committee (or the Chair) will approve or ratify only those Related Party Transactions that the Audit Committee (or the Chair) believes are fair to the Company and that are determined to be in, or are not inconsistent with, the best interests of the Company and its stockholders. The Audit Committee or Chair, as applicable, shall convey the decision to the General Counsel, who shall convey the decision to the Related Party and appropriate persons within the Company.

•
In the event it is not practicable to present any Related Party Transaction to the Audit Committee or the Chair prior to entering into such Related Party Transaction, it may be presented to the General Counsel for approval or be preliminarily entered into subject to ratification by the Audit Committee; provided, however, that if the Audit Committee or the Chair does not ratify the Related Party Transaction, the Company will take all reasonable efforts or actions to cancel or terminate it.

61 | 2021 Proxy Statement

Ratification Procedures
In the event any Related Party Transaction is not reported to the Audit Committee or the Chair or approved pursuant to the above described process prior to the Company entering into such Related Party Transaction, the following steps will be taken:
•
The Related Party Transaction will be submitted to the Audit Committee or Chair, and the Audit Committee or Chair will consider all of the relevant facts and circumstances available to the Audit Committee or the Chair. No member of the Audit Committee will participate in any review, consideration or approval of any Related Party Transaction in which he or she or any immediate family member directly or indirectly is involved.

•
Based on the conclusions reached with respect to the standards set forth above concerning approval of Related Party Transactions, the Audit Committee or the Chair will evaluate all options, including but not limited to ratification, amendment or termination of the Related Party Transaction.

Disclosure
Under the Policy, all Related Party Transactions that are required to be disclosed in the Company’s filings with the SEC, as required by the Securities Act of 1933, as amended, and the Exchange Act and related rules and regulations, will be so disclosed in accordance with such laws, rules and regulations. Furthermore, all Related Party Transactions will be disclosed to the Board of Directors following approval or ratification, as the case may be, of a Related Party Transaction.
Report of the Company’s Related Party Transactions
On November 16, 2020, following approval of the Bankruptcy Court, the Company and Osmium Partners entered into a backstop commitment agreement (the “Backstop Commitment Agreement”), pursuant to which Osmium Partners agreed that Osmium Partners or an affiliate would serve as the backstop party (the “Backstop Party”) and purchase all unsubscribed shares in the Company’s $40 million Rights Offering. Osmium Partners (Larkspur SPV) LP (“Larkspur SPV”), jointly owned by Osmium Partners and Tensile Master Fund, was formed to serve as the Backstop Party. In addition, on November 15, 2020, the Company and TCM entered into a commitment letter (the “Commitment Letter”) pursuant to which TCM agreed to provide $25 million in subordinated debt financing to the Company.
In accordance with the Plan of Reorganization and the Commitment Letter, on December 31, 2020, the Company, Alter Domus (US), LLC, as administrative agent, and the lenders named therein, including Tensile Master Fund and an affiliate of Osmium Partners, entered into a term loan credit agreement (the “Term Loan Credit Agreement”), which provided for a $25 million term loan to the Company (the “Term Loan”). Pursuant to the terms of the Term Loan Credit Agreement, the Term Loan has a maturity date of December 31, 2024 and bears interest at a rate of 14% per annum, with interest payable in-kind (“PIK”). Under the terms of the Term Loan Credit Agreement, the Term Loan is secured by a second lien on the collateral securing the Company’s ABL credit facility and a first lien on certain other assets of the Company as described in the Term Loan Credit Agreement. The Term Loan is subject to optional prepayment after the first anniversary of the date of issuance at prepayment price equal to the greater of  (1) the original principal amount of the Term Loan plus accrued interest thereon, and (2) 125% of the original principal amount of the Term Loan. The Term Loan is subject to mandatory prepayment in connection with a change of control of the Company as described in the Term Loan Credit Agreement. The Term Loan Credit Agreement also includes customary covenants and events of default. As of June 30, 2021, the outstanding principal balance of the Term Loan was $26.4 million.
In accordance with the Plan of Reorganization and the Backstop Commitment Agreement, on December 31, 2020, the Company and the Osmium Group entered into the Directors Agreement, pursuant to which the Osmium Group was entitled to appoint three directors to the Company’s Board of Directors. Pursuant to the Directors, Douglas J. Dossey of TCM, John Hartnett Lewis of Osmium Partners and W. Paul Jones were appointed as members of the Company’s Board of

2021 Proxy Statement | 62

Directors. See “Corporate Governance – Post-Emergence Board Composition and Directors Agreement” for additional information.
On February 9, 2021, the Company received proceeds of approximately $40 million upon the closing of the Rights Offering, as contemplated by the Plan of Reorganization. In accordance with the terms of the Backstop Commitment Agreement, Larkspur SPV purchased 18,340,411 shares of the Company’s common stock in the Rights Offering for an aggregate purchase price of approximately $20.2 million. In addition, in accordance with the Plan of Reorganization and the Backstop Commitment Agreement, Larkspur SPV received (1) 1,818,182 additional shares of the Company’s common stock as payment of the commitment fee for serving as Backstop Party in the Rights Offering, and (2) a warrant to purchase 10,000,000 million additional shares of the Company’s common stock at a purchase price of  $1.65 per share.
See “Security Ownership of Certain Beneficial Owners and Management” below for additional information regarding the shares of Common Stock beneficially owned by Osmium Partners, Tensile Master Fund, Mr. Lewis and Mr. Dossey.
DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our Common Stock to report their initial ownership of our Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates have been established by the SEC for the filing of these reports, and we are required to disclose in this Proxy Statement any failure to file by these dates. The SEC’s rules require such persons to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on our review of these reports and on written representations from the reporting persons that no report was required, we believe that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred during the fiscal year ended June 30, 2021, except that a report on Form 3 and a report on Form 4 for Mr. Dossey inadvertently were not filed in a timely manner.

63 | 2021 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of September 21, 2021 by (1) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the Common Stock outstanding on September 21, 2021 (based upon SEC filings), (2) each of our directors, (3) each of our NEOs and (4) all of our directors and executive officers as a group. The Company has determined beneficial ownership in accordance with the rules and regulations of the SEC. Unless otherwise indicated, to the Company’s knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder. On September 21, 2021, there were 86,079,114 shares of Common Stock outstanding.
	Shares Beneficially Owned
Name	Number	Percent
Osmium Partners, LLC(1) 300 Drakes Landing Road, Suite 172 Greenbrae, California 94904	32,185,433	33.6%
Tensile Capital Management LP(2) 700 Larkspur Landing Circle, Suite 255 Larkspur, California 94939	30,158,593	31.4%
Anthony F. Crudele(3)	71,055	*
Douglas J. Dossey(2)	30,210,593	31.5%
Frank M. Hamlin(4)	192,067	*
Fred Hand(5)	738,593	*
W. Paul Jones(6)	52,000	*
John Hartnett Lewis(1)	32,237,433	33.6%
Reuben E. Slone(7)	193,271	*
Sherry M. Smith(8)	205,636	*
Richard S Willis(9)	223,044	*
Marc D. Katz(10)	150,000	*
Bridgett C. Zeterberg(11)	377,030	*
Paul G. Metcalf(12)	295,000	*
Phillip D. Hixon(13)	576,290	*
Steven R. Becker(14)	2,441,500	2.8%
Stacie R. Shirley(15)	288,134	*
All directors and executive officers as a group (15 persons)	35,463,420	36.8%

*
Denotes ownership of less than 1.0%. Does not include restricted stock units and stock options that are not vested or exercisable and that will not vest or become exercisable within 60 days of September 21, 2021.

(1)
Based on information set forth in the Schedule 13D filed with the SEC on February 19, 2021 by Osmium Partners and subsequent filings with the SEC, Osmium Partners and John Hartnett Lewis each have shared voting and dispositive power with respect to 32,237,433 shares of Common Stock, including (1) 1,390,901 shares of Common Stock of which Osmium Capital, LP has shared voting and dispositive power, (2) 419,094 shares of Common Stock of which Osmium Capital II, LP has shared voting and dispositive power, (3) 216,845 shares of Common Stock of which Osmium Spartan, LP has shared voting and dispositive power, (4) 30,158,593 shares of Common Stock of which Osmium Partners (Larkspur SPV) LP has shared voting and dispositive

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power, which includes 10,000,000 warrants to purchase shares of Common Stock. In addition, with respect to Mr. Lewis, includes 52,000 unvested shares of restricted stock.
(2)
Based on information set forth in the Schedule 13D filed with the SEC on February 19, 2021 by Tensile Capital Management LP (“TCM”), the following have shared voting and dispositive power with respect to 30,158,593 shares of Common Stock, which includes 10,000,000 warrants to purchase shares of Common Stock: (1) Douglas J. Dossey; (2) Arthur C. Young; (3) TCM; (4) Tensile Capital Management GP LLC, a Delaware limited liability company (“TCM LLC”), (5) Tensile Capital Partners Master Fund LP, a Cayman Islands exempted limited partnership (“Tensile Master Fund”), (6) Tensile Capital GP LLC, a Delaware limited liability company (“Tensile GP”), (7) Osmium Partners (Larkspur SPV), LP, a Delaware limited partnership (“Osmium Larkspur”); and (8) Osmium Partners (Equation) LLC, a Delaware limited liability company (“Osmium Equation”). TCM LLC serves as the general partner of TCM and TCM serves as the investment adviser to Tensile Master Fund. Tensile GP serves as the general partner of Tensile Master Fund. Tensile Master Fund serves as a managing member of Osmium Equation and a limited partner of Osmium Larkspur. Messrs. Dossey and Young are the controlling persons of TCM, TCM LLC and Tensile GP. Osmium Partners, LLC serves as the other managing member of Osmium Equation. In addition, with respect to Mr. Dossey, the filing includes 52,000 unvested shares of restricted stock.

(3)
Represents 19,055 shares of Common Stock held directly and 52,000 unvested shares of restricted stock.

(4)
Represents 140,067 shares of Common Stock held directly and 52,000 unvested shares of restricted stock.

(5)
Represents 738,593 shares of Common Stock held directly.

(6)
Represents 52,000 unvested shares of restricted stock.

(7)
Represents 141,271 shares of Common Stock held directly and 52,000 unvested shares of restricted stock.

(8)
Represents 114,636 shares of Common Stock held directly and 91,000 unvested shares of restricted stock.

(9)
Represents 151,044 shares of Common Stock held directly, 20,000 shares that may be acquired upon the exercise of options that are currently exercisable and 52,000 unvested shares of restricted stock.

(10)
Represents 150,000 shares of Common Stock held directly.

(11)
Represents 91,731 shares of Common Stock held directly, 57,313 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days and 227,986 unvested shares of restricted stock.

(12)
Represents 100,000 shares of Common Stock held directly and 195,000 unvested shares of restricted stock.

(13)
Represents 100,722 shares of Common Stock held directly, 243,019 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days and 232,550 unvested shares of restricted stock.

(14)
Reflects ownership as of Mr. Becker’s separation from the Company and information from subsequent SEC filings by Mr. Becker. Does not reflect any changes to ownership that may have occurred subsequently. Includes 1,050,662 shares that may be acquired upon the exercise of stock options that are currently exercisable.

(15)
Reflects ownership as of Ms. Shirley’s separation from the Company. Does not reflect any changes to ownership that may have occurred subsequently. Includes 148,777 shares that may be acquired upon the exercise of stock options that are currently exercisable.

65 | 2021 Proxy Statement

STOCKHOLDERS’ PROPOSALS

Pursuant to Rule 14a-8, to be included in the Board of Directors’ solicitation of proxies relating to the 2022 annual meeting of the Company’s stockholders, a stockholder proposal must be received at our principal executive offices, no later than June 7, 2022.
With respect to stockholder proposals to be presented at the 2022 annual meeting which are not intended to be included in our proxy statement relating to that meeting, pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), a stockholder’s written notice of such proposal, in the form specified in the Bylaws, must be delivered to or mailed and received at our principal executive offices no earlier than July 19, 2022 and no later than August 18, 2022. Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act, the Company’s management will have discretionary authority to vote on any matter of which the Company does not receive notice of by August 18, 2022, with respect to proxies submitted for the 2022 annual meeting of the Company’s stockholders.
Pursuant to the Bylaws, in order to nominate persons for election to the Board of Directors at the 2021 annual meeting of the Company’s stockholders, a stockholder must deliver notice of the intention to submit nominations at the meeting, in the form specified in the Bylaws, to the Secretary of the Company no earlier than July 19, 2022 and no later than August 18, 2022.
We reserve the right to reject, rule out of order, or take other appropriate actions with respect to any proposal or nomination that does not comply with these and other applicable requirements.

2021 Proxy Statement | 66

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young served as our independent registered public accounting firm for the fiscal year ended June 30, 2021, and the Audit Committee has selected Ernst & Young as the independent registered public accounting firm for the fiscal year ending June 30, 2022. The Board is soliciting the ratification of this selection by the Company’s stockholders at the Annual Meeting.
Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
Audit Fees
The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company’s annual financial statements, including the audit of the Company’s internal control over financial reporting and the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for fiscal 2021 and fiscal 2020 were $1,567,807 and $1,196,618, respectively.
Audit-Related Fees
The aggregate fees billed by Ernst & Young for audit-related services rendered for the fiscal years ended June 30, 2021 and June 30, 2020, were $1,629 and $2,165, respectively. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” The services for both fiscal 2021 and fiscal 2020 were comprised solely of the Company’s subscription to online research.
Tax Fees
The aggregate fees billed by Ernst & Young for tax-related services rendered for fiscal years ended June 30, 2021 and June 30, 2020, were $0 and $0, respectively. Tax fees consist of fees billed for tax services that are unrelated to the audit of our consolidated financial statements and include assistance regarding federal, state and local tax compliance, approved tax planning and other tax advice.
All Other Fees
Excluding the audit fees, audit-related fees and tax fees mentioned above, there were no other fees billed by Ernst & Young during the fiscal years ended June 30, 2021 and June 30, 2020, respectively.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy that requires advance approval of all audit fees, audit-related fees, tax services and other services performed by our independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year (and except for items exempt from pre-approval under applicable laws and rules), the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services provided that the Chairman reports any decisions to the Committee at its next scheduled meeting. All audit and non-audit services for the fiscal year ended June 30, 2021 were pre-approved by the Audit Committee.

67 | 2021 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING PROCEDURES

Who Can Vote?
The record date for the Annual Meeting was September 21, 2021 (the “Record Date”). Only holders of record of shares of our common stock, par value $0.01 per share (the “Common Stock”), at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting. Holders of record of Common Stock are entitled to one vote per share on the matters to be considered at the Annual Meeting. At the close of business on the Record Date, 86,079,114 shares of Common Stock were issued and outstanding and the holders thereof are entitled to vote at the Annual Meeting.
What Constitutes a Quorum?
In order for any business to be conducted at the Annual Meeting, the holders of at least a majority of the shares of our Common Stock entitled to vote at the Annual Meeting must be represented at the Annual Meeting, either in person or by proxy. Proxies received but marked as abstentions and broker non-votes (which are described below) will be considered present at the Annual Meeting for purposes of determining a quorum at the Annual Meeting. Although it is not expected, if holders of less than a majority of the shares of our Common Stock are present or represented by proxy at the Annual Meeting, we may adjourn and reschedule the Annual Meeting, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented.
How Do I Vote My Shares?
If you are a stockholder of record, you cannot vote your shares of Common Stock unless you are present at the Annual Meeting or you have previously given your proxy. Written ballots will be provided to anyone who wants to vote in person at the Annual Meeting and is entitled to do so. You can vote by proxy in one of three convenient ways:
•
by mail – if you received a printed set of proxy materials, you can vote by completing, signing, dating and returning the separate proxy card in the postage-paid, self-addressed envelope;

•
over the internet – by visiting the website provided in the Notice or provided in the separate proxy card if you received a printed set of proxy materials, and following the instructions provided; or

•
by telephone – by calling the toll-free number provided in the Notice or provided in the separate proxy card if you received a printed set of proxy materials, and following the instructions provided.

Stockholders of record may vote their shares by telephone or over the internet 24-hours a day, seven days a week. Telephone and internet votes must be received by 11:59 p.m. Eastern time on November 15, 2021 and votes by mail must be received on or before the Annual Meeting.
If your shares of Common Stock are held in “street name” by a broker, bank or other nominee, you should have received different voting instructions from your broker, bank or other nominee as to how to vote such shares. These instructions should indicate if internet or telephone voting is available and, if so, provide details regarding how to use those systems to vote your shares. Additionally, you may vote these shares in person at the Annual Meeting if you have requested and received a legal proxy from your broker, bank or other nominee (the stockholder of record) giving you the right to vote these shares in person at the Annual Meeting.
What Is the Recommendation of the Board of Directors?
The Board unanimously recommends that you vote (1) “FOR” the election of each of the Board’s director nominees, (2) “FOR” the approval, on an advisory basis, of the Company’s executive

2021 Proxy Statement | 68

compensation, and (3) “FOR” the ratification of the selection of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for fiscal 2022.
How Will the Proxies Be Voted?
Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If a properly executed proxy does not indicate any voting instructions, the shares of Common Stock represented by such proxy will be voted as follows:
•
“FOR” the election of each of the Board’s director nominees;

•
“FOR” the approval, on an advisory basis, of the Company’s executive compensation;

•
“FOR” the ratification of the selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022; and

•
at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting.

If the Company proposes to adjourn the Annual Meeting, the proxy holders will vote all shares for which they have voting authority in favor of such adjournment. The Board of Directors is not presently aware of any matters other than those stated in the Notice of Annual Meeting of Stockholders and described in this Proxy Statement to be presented for consideration of the Company’s stockholders at the Annual Meeting.
Why Did I Receive Multiple Proxy Cards?
Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every proxy card that you receive.
How May I Change My Vote or Revoke My Proxy?
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised by:
•
delivering a signed, written revocation letter, dated later than the proxy, to our Secretary at our corporate headquarters at 6250 LBJ Freeway, Dallas, Texas 75240 no later than November 15, 2021;

•
timely mailing another duly executed proxy bearing a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 which is received by Vote Processing prior to the applicable deadline;

•
voting at a later time over the internet or by telephone prior to the applicable deadline, if you previously voted over the internet or by telephone; or

•
attending the Annual Meeting and casting your vote in person. Your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

If your shares are held in “street name” through a broker, bank or other nominee, you must contact your broker, bank or other nominee to receive instructions as to how to revoke your proxy if such instructions have not already been provided to you. In any case, your last properly-received and timely-voted proxy or ballot will be the vote that is counted.
How Do I Vote My Shares Held in Street Name?
If you are the beneficial owner of shares held in “street name” and do not submit voting instructions to your broker, bank or other nominee, under the applicable rules, the broker, bank or other nominee that holds your shares may use its discretion in voting your shares with respect to “routine items” but not with respect to “non-routine items.” On non-routine items for which you do not submit voting instructions to your broker, bank or other nominee, these shares will not be

69 | 2021 Proxy Statement

voted and will be treated as “broker non-votes.” The proposal to ratify the selection of Ernst & Young as our independent registered public accounting firm for fiscal 2022 is considered a routine item and, therefore, may be voted upon by your broker, bank or other nominee if you do not provide voting instructions on this proposal. However, the election of directors and the advisory vote on executive compensation are considered non-routine items. Accordingly, if your shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, these shares will not be counted in determining the outcome of these proposals at the Annual Meeting. We encourage you to provide voting instructions to your broker, bank or other nominee if you hold your shares in street name so that your voice is heard on these matters.
How Many Votes Must Each Proposal Receive to be Adopted?
Assuming the presence of a quorum, the following vote is required for each proposal:
•
Election of directors – The nominees for director who receive a plurality of the votes of the shares of Common Stock present in person or by proxy at the Annual Meeting, and entitled to vote thereon, will be elected to the Board of Directors. This means the eight nominees who receive the highest number of votes “FOR” his or her election at the Annual Meeting will be elected to the Board. Stockholders may not cumulate their votes in the election of directors. If you do not vote for a particular nominee, or if you indicated on your proxy card, via the internet or by telephone that you want to withhold authority to vote for a particular nominee, then your shares will not be voted for that nominee. If you hold your shares in “street name” through a broker, bank or other nominee, your shares will not be voted for any director nominee unless you provide the broker, bank or other nominee with specific voting instructions on a timely basis directing the broker, bank or other nominee to vote for such nominee. Abstentions and broker non-votes do not constitute a vote “for” or “against” a nominee.

•
Advisory vote on executive compensation – The approval, on an advisory basis, of the Company’s executive compensation requires the affirmative vote of the majority of shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting with respect to this proposal, and as a result, abstentions will have the same effect as a vote against this proposal. Shares underlying broker non-votes are not considered to be “entitled to vote” at the Annual Meeting with respect to this proposal, and as a result, broker non-votes will generally have no effect on the outcome of this proposal, except that each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for the approval of the Company’s executive compensation.

•
Ratification of the selection of the Company’s independent registered public accounting firm – The ratification of the selection by the Audit Committee of the Board (the “Audit Committee”) of Ernst & Young as the Company’s independent registered public accounting firm for fiscal 2022 requires the affirmative vote of the majority of shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Although SEC regulations and NASDAQ rules require the Company’s independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the opinion of the Company’s stockholders, which the Audit Committee will take into consideration in future deliberations. If the selection of Ernst & Young as the Company’s independent registered public accounting firm is not ratified at the Annual Meeting, the Audit Committee may consider the engagement of another independent registered public accounting firm, but will not be obligated to do so. Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting with respect to this proposal, and as a result, abstentions will have the same effect as a vote against this proposal. As discussed above, under applicable rules, brokers, banks and other nominees may use their discretion to vote shares of Common Stock held in “street name” for which voting instructions are not submitted with respect to the ratification of the selection of Ernst & Young, so no broker non-votes are expected for this proposal.

2021 Proxy Statement | 70

Who Is Soliciting this Proxy?
The Board of Directors is soliciting this proxy. The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Company’s directors, and certain of the Company’s officers and employees in the ordinary course of their employment, may solicit proxies by mail, internet, telephone, facsimile, personal contact, email or other online methods. We will reimburse their expenses in connection therewith. We also will reimburse banks, brokers, custodians, nominees or fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning and tabulating proxies.
The costs of soliciting proxies pursuant to this Proxy Statement will be paid by the Company. Solicitation may be made in person or by telephone, email, mail or facsimile by our directors, officers or employees.
How May I Attend the Annual Meeting?
All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in “street name” through a broker, bank or other nominee, you will need to bring a legal proxy from your broker, bank or other nominee (the stockholder of record) or a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.
When Will the Voting Results Be Announced?
The preliminary voting results are expected to be announced at or shortly following the Annual Meeting. We will report the final voting results, or the preliminary voting results if the final voting results are unavailable, in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. You may obtain a copy of this Form 8-K by visiting the SEC’s website at www.sec.gov or our website at www.tuesdaymorning.com, under “Investor Relations – Financial Info – SEC Filings.”
Householding of Proxies
For stockholders who have requested a printed copy of our proxy materials, the SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single Annual Report, Proxy Statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, and some brokers, household annual reports, proxy materials, or Notice of Internet Availability of Proxy Materials, as applicable, will deliver a single annual report and proxy statement to multiple stockholders who have requested printed copies and share an address, unless contrary instructions have been received from one or more of the affected stockholders.
Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Annual Report, Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our Annual Report and Proxy Statement, please notify your broker if your shares are held in a brokerage account, or the Company if you hold registered shares.
You may request to receive at any time a separate copy of our Annual Report or Proxy Statement by sending a written request to the Company’s Secretary at 6250 LBJ Freeway, Dallas, Texas 75240 or by telephoning (972) 387-3562. A separate copy of the requested materials will be sent promptly following receipt of your request.

71 | 2021 Proxy Statement

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. If any other matters should arise at the Annual Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.
By Order of the Board of Directors,

Bridgett C. Zeterberg Corporate Secretary
Dallas, Texas
October 5, 2021

2021 Proxy Statement | 72

Tuesday Morning

TUESDAY MORNING CORPORATION
6250 LBJ FREEWAY
DALLAS, TEXAS 75240

DETACH AND RETURN THIS PORTION ONLY

TUESDAY MORNING CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Anthony F. Crudele
02) Douglas J. Dossey
03) Frank M. Hamlin
04) Fred Hand
05) W. Paul Jones
06) John Hartnett Lewis
07) Reuben E. Slone
08) Sherry M. Smith

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

TUESDAY MORNING CORPORATION 6250 LBJ FREEWAYDALLAS, TEXAS 75240 VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 15, 2021 for shares held directly and by 11:59 p.m. Eastern Time on November 11, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 15, 2021 for shares held directly and by 11:59 p.m. Eastern Time on November 11, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D61249-P61472 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.D61250-P61472THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TUESDAY MORNING CORPORATIONAnnual Meeting of Stockholders November 16, 2021 8:30 AM (Central time)The undersigned hereby appoints Bridgett C. Zeterberg and Jennifer N. Robinson, and each of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent and vote, as designated on the other side, all the shares of stock of Tuesday Morning Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of Tuesday Morning Corporation to be held on November 16, 2021 or any adjournment or postponement thereof, on all matters coming before said meeting.You are encouraged to specify your vote by marking the appropriate boxes ON THE REVERSE SIDE, and this proxy will be voted as specified. If no choice is specified, this proxy will be voted in accordance with the Board of Directors' recommendations, which are FOR all nominees listed in Proposal 1, FOR Proposal 2 and FOR Proposal 3. If any other matters properly come before the meeting, or any adjournment or postponement thereof, the proxy holder(s) named in this proxy will vote the shares in their discretion. The proxy holder(s) cannot vote your shares unless you sign and return this card, grant your proxy through the Internet or grant your proxy by telephone in accordance with the instructions on the reverse side.Continued and to be signed on reverse side